EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


                      JANUARY 2005 MONTHLY OPERATING REPORT
        FOR THE FOUR WEEK PERIOD FROM JANUARY 2, 2005 TO JANUARY 28, 2005

DEBTORS' ADDRESS:          Footstar, Inc.
                           933 MacArthur Blvd.
                           Mahwah, NJ 07430

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
------------------------------------
Richard L. Robbins
Senior Vice President of Financial
Reporting and Controls


Date: February 17, 2005

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


                                Table of Contents




                                                                      Page
                                                                      ----

Condensed Consolidated Balance Sheet                                   3

Condensed Consolidated Statements of Operations                        4

Condensed Consolidated Statements of Cash Flows                        5

Notes to Condensed Consolidated Financial Statements                   6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheet                    15

Schedule 2:  Condensed Consolidating Statement of Operations          16

Schedule 3:  Total Disbursements by Debtor Entity                     17

Schedule 4:  Additional Information                                   18
o        Cash Summary
o        Accounts Receivable Aging Summary
o        Summary of Unpaid Post-Petition Accounts Payable
o        Summary of Taxes Payable

Schedule 5:  Certifications                                           20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                          (tabular amounts in millions)
                                January 28, 2005

ASSETS
------
Current Assets:
   Cash and cash equivalents                               $          196.2
   Amounts due from retail sales                                       12.6
   Accounts receivable, net                                             6.5
   Inventories                                                        112.2
   Prepaid expenses and other current assets                           35.7
                                                           -----------------
Total current assets                                                  363.2

   Property and equipment, net                                         34.9
   Intangible assets, net                                              10.3
   Deferred charges and other assets                                    3.1
                                                           -----------------
Total Assets                                               $          411.5
                                                           =================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                        $           70.8
   Accrued expenses                                                    37.1
   Taxes payable                                                       13.6
                                                           -----------------
Total current liabilities                                             121.5
   Long-term liabilities                                               37.8
                                                           -----------------
Total liabilities not subject to compromise                           159.3
                                                           -----------------
Liabilities subject to compromise:
   Secured liabilities                                                  7.1
   Unsecured liabilities                                              154.1
   Minority interests                                                  13.9
                                                           -----------------
Total liabilities subject to compromise                               175.1
                                                           -----------------

Minority interests                                                     15.2
                                                           -----------------
Total Liabilities                                                     349.6
                                                           -----------------

Shareholders' Equity:
   Common stock $.0l par value: 100,000,000 shares
   authorized, 31,018,065 shares issued                                 0.3
   Additional paid-in capital                                         337.5
   Treasury stock: 10,711,569 shares at cost                         (310.6)
   Unearned compensation                                               (0.4)
   Retained earnings                                                   35.1
                                                           -----------------
Total Shareholders' Equity                                             61.9
                                                           -----------------
Total Liabilities and Shareholders' Equity                 $          411.5
                                                           =================


See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report

                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            For The Period From January 2, 2005 to January 28, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                          (tabular amounts in millions)
                                January 28, 2005

                                                                                  Month of          Cumulative
                                                                                  January         Filing to Date
                                                                               --------------    ----------------
Net sales                                                                      $        42.5     $         758.7
Cost of sales                                                                           29.6               517.4
                                                                               --------------    ----------------
   Gross profit                                                                         12.9               241.3

Store operating, selling, general and administrative expenses                           15.5               215.8
Depreciation and amortization                                                            0.6                21.3
Other income                                                                               -                (9.2)
Interest (income) expense                                                               (0.2)                9.8
                                                                               --------------    ----------------
    (Loss) income before reorganization expenses                                        (3.0)                3.6
                                                                               --------------    ----------------

Reorganization expenses:
   Store and distribution center closing and
    related asset impairment costs                                                         -                36.9
   Gain on settlement of bankruptcy claims                                                 -                (0.7)
   Professional fees                                                                     1.8                17.4
                                                                               --------------    ----------------
Total reorganization expenses                                                            1.8                53.6
                                                                               --------------    ----------------

    Loss before income taxes, minority interests
    and discontinued operations                                                         (4.8)              (50.0)
Benefit for income taxes                                                                (1.0)               (4.5)
                                                                               --------------    ----------------
    Loss before minority interests and discontinued operations                          (3.8)              (45.5)

Minority interests in net loss of subsidiaries                                           2.1                12.0
Loss from discontinued Athletic Segment                                                    -               (35.4)
Gain from disposal of Athletic Segment                                                     -                14.6
                                                                               --------------    ----------------

Net loss                                                                       $        (1.7)    $         (54.3)
                                                                               ==============    ================


See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report

                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
            For The Period From January 2, 2005 to January 28, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                          (tabular amounts in millions)
                                January 28, 2005

                                                                      Month of            Cumulative
                                                                      January           Filing to Date
                                                                  ----------------     ----------------

Net cash provided by operating activities                         $           2.7      $         101.1
                                                                  ----------------     ----------------

Cash flows provided by investing activities:
   Additions to property and equipment                                          -                 (2.6)
   Proceeds from sale of furniture and equipment                                -                  0.3
   Net proceeds from sale of Distribution Centers                               -                 46.1
   Proceeds from sale of Shoe Zone                                              -                  5.4
   Proceeds from sale of Athletic Division                                    3.7                236.1
                                                                  ----------------     ----------------
Net cash provided by investing activities                                     3.7                285.3
                                                                  ----------------     ----------------

Cash flows used in financing activities:
   Repayments on notes payable                                                  -               (207.1)
   Other                                                                        -                 (0.2)
                                                                  ----------------     ----------------

Net cash used in financing activities                                           -               (207.3)
                                                                  ----------------     ----------------

Net increase in cash and cash equivalents                                     6.4                179.1
Cash and cash equivalents, beginning of period                              189.8                 17.1
                                                                  ----------------     ----------------

Cash and cash equivalents, end of period                          $         196.2              $ 196.2
                                                                  ================     ================


See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.       The Company

Footstar, Inc. and its subsidiaries (the "Company") is principally a specialty retailer conducting business through its Meldisco Segment and formerly its Athletic Segment, prior to its sale to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through its Footaction, Just For Feet, and Uprise chains.

2.       Bankruptcy Filing

Commencing March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350
(ASH)" (the "Chapter 11 cases"). As a debtor-in-possession, the Company is authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

The Company decided to seek bankruptcy protection after management determined it was unable to obtain necessary liquidity from its lending syndicate or additional debt or equity financing. The Company suffered a decline in its liquidity primarily resulting from the unprofitable results in the Athletic Segment, the reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

On March 26, 2004, the Company filed a motion seeking Court approval to conduct an auction accepting all types of bids with respect to its Athletic Segment, including, but not limited to going concern bids, liquidation bids, lease purchase bids, and any combination of the foregoing. On April 6, 2004, the Court established procedures for the sale (the "Procedures Order"). (See Note 5 regarding the sale of the Athletic Segment).

Within the Meldisco Segment, the Company has exited the footwear departments in 26 stores operated by subsidiaries of Federated Department Stores, Inc. ("Federated"), has exited the footwear departments in 44 Gordmans, Inc. ("Gordmans") stores, has closed 13 Shoe Zone stores and has sold 26 Shoe Zone stores in Puerto Rico. The estimated cost of exiting the footwear departments of Federated and Gordmans was approximately $4.5 million. The estimated loss on the sale of Shoe Zone, including the cost of closing stores not sold, was approximately $7.0 million.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


Under the Bankruptcy Code, the Company has the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against the Company in the Court in accordance with the Bankruptcy Code. The Company expects that as a result of its rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, the Company may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including the Company's cure of all prior defaults, including liabilities there-under arising prior to the Petition Date. The Company expects that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on its consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against the Company, the Company is unable to project the magnitude of such claims with any degree of certainty. The Company has incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

Under the Procedures Order, the Company pursued the sale of certain other assets, including its distribution centers in Mira Loma, California ("Mira Loma"), and Gaffney, South Carolina ("Gaffney"). The Company sold Mira Loma to Thrifty Oil Co. ("Thrifty") for approximately $28.0 million. Pursuant to the terms of the pertinent sales documents, Thrifty has leased Mira Loma to FMI International LLC, a logistics provider, which has agreed to provide the Company with warehousing and distribution services for Meldisco for the next eight years under a receiving, warehousing and physical distribution services agreement. The sale of Mira Loma closed on July 22, 2004 and resulted in a loss of approximately $24.8 million. The Company sold Gaffney to Automated Distributions Systems, L.P., a logistics provider, for approximately $20.2 million ($19.0 million after closing expenses). The sale of Gaffney closed on September 28, 2004. The final purchase price resulted in a gain of approximately $0.5 million.

In order to exit Chapter 11 successfully, the Company will need to obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code. The Company filed its Chapter 11 plan on November 12, 2004. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on the Company's business, creditors or stockholders or when the Company may emerge from Chapter 11, if at all. The Company's future results depend on the timely and successful confirmation and implementation of a Chapter 11 plan.

3.       Basis of Presentation

This Monthly Operating Report ("MOR") has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, the Company's pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. The Company is in the process of reconciling its pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

The Company reports its operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of January results reflect a four week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in the MOR.

The Company's audit of its 2003 consolidated financial statements is currently in process. In addition, the Company is preparing for the commencement of the audit of its 2004 consolidated financial statements as it continues the process of becoming current in its public filings. The audit of these fiscal years may require that additional adjustments be made to previously reported results. In addition, as these periods have not been finalized, adjustments or transactions which are identified in 2005 related to either 2004 or 2003 will be reflected in such period.

The adjustments that relate to 2004 are reflected as an increase (decrease) to opening retained earnings and cumulative filing to date in the accompanying Condensed Consolidated Balance Sheet and Condensed Consolidated Statements of Operations, respectively. The 2003 adjustments are reflected as an increase (decrease) to opening retained earnings in the accompanying Condensed Consolidated Balance Sheet. The adjustments primarily related to the following:


(in millions)
                                                                     2003             2004
                                                                     ----             ----
Gain from disposal of Athletic Segment                             $    -          $   3.5
Reorganization expense - Professional fees                              -             (1.0)
Store operating, selling, general and administrative expenses        (1.2)             1.3
Interest expense                                                      0.6             (0.6)
Taxes                                                                 0.2             (0.2)
Minority interests                                                    0.2             (0.2)
                                                                   -------          -------

                                                                   $ (0.2)          $  2.8


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


The unaudited information in the MOR is subject to further review and potential adjustments and is not necessarily indicative of the results that may be expected for the period ending January 28, 2005. In addition, the MOR contains information for periods, which may be different from those that will be included in the Company's reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of the MOR may not allow for meaningful comparison with the Company's future publicly disclosed consolidated financial statements. Results set forth in the MOR should not be viewed as indicative of future results.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of the Company's future operations or financial position. No assurance can be given that the Company will be successful in reorganizing its affairs within the Chapter 11 bankruptcy proceedings.

4.       The DIP and Exit Credit Facility

Effective March 4, 2004, the Company entered into a Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement provided a secured credit facility consisting of revolving loans of up to $240.0 million (including a sub-limit of $75 million for letters of credit) and a term loan of $60.0 million. The DIP Credit Agreement had a term of two years.

As a result of the recent aforementioned asset sales and other restructuring activities the DIP Credit Agreement was amended on May 11, 2004 to, among other things, reduce the amount of DIP financing available for the operating needs of the Company's smaller business base. By Court order dated July 22, 2004, the Debtors further amended the DIP Credit Agreement to also provide for financing upon emergence from Chapter 11 (as so amended, the "DIP and Exit Facility"). Under the DIP and Exit Facility, the Company will have access to up to $100.0 million of secured DIP financing, including a sub-limit for letters of credit, subject to a borrowing base formula based upon inventory and accounts receivable. The Company may, at its option and upon satisfaction of certain conditions, convert the DIP and Exit Facility to post-emergence financing ("Exit Facility"), which will provide for up to $160.0 million in revolving commitments, including a sub-limit for letters of credit. Borrowings under the DIP and Exit Facility will bear interest at Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at the Company's option, with the applicable margin at any time based on excess availability levels.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


The DIP and Exit Facility has a term not to exceed five years from the Petition Date, including the period during which the Company operates as a debtor-in-possession. The Exit Facility term will be three years, as long as the DIP lending period does not exceed two years. As of January 28, 2005, there were no borrowings outstanding under the DIP and Exit Facility, other than approximately $22.0 million of letters of credit.

The DIP and Exit Facility is secured by substantially all of the assets of the Company and its subsidiaries and contains various affirmative and negative covenants, representations, warranties and events of default to which the Company is subject, all as specified in the DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. The DIP and Exit Facility contains a minimum excess availability covenant as well as a maximum capital expenditure covenant. After the Company's emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, the Company will be subject to a fixed charge coverage covenant. The DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting the Company's business, operations, property, assets, or condition, and that the Master Agreement underlying the agreements that the Company maintains with Kmart is in full force and effect and not in default. A failure by the Company to satisfy any of the covenants, representations or warranties under the DIP and Exit Facility would result in default or other adverse impact under the DIP and Exit Facility. Upon the request of the Company, the lenders have recently extended the time for the delivery of the 2003 and 2004 annual consolidated financial statements and certain compliance certifications until prior to the date the Company exits from Chapter 11.

5.       Discontinued Operations - Athletic Segment

As part of its initial restructuring plans, after filing for Chapter 11 the Company closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

The Company obtained Court authority to conduct (i) store closing sales at 75 Footaction locations and (ii) going out of business sales at all of the Debtors' 88 Just For Feet locations. In connection therewith, the Company employed Hilco Merchant Resources LLC to act as the Company's liquidation agent to maximize the value of the inventory at these stores.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


With respect to the leases related to these stores (and a handful of additional leases related to the Meldisco business), the Company employed Abacus Advisors Group LLC and a joint venture group to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $71.2 million prior to mitigation. As of January 28, 2005, the Company has mitigated $18.9 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $52.3 million. Of this amount, $3.1 million has been paid to date resulting in a remaining obligation of $49.2 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

On April 21, 2004, the Company received Court approval to sell to certain affiliates of Foot Locker, Inc. (collectively "Foot Locker") 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations that were leased on a month-to-month basis. During the year following the closing of the sale, if Foot Locker enters into a new lease for any of these store locations, the escrow amount relating to that location shall be paid to the Company. The escrow amount relating to any location for which Foot Locker has not entered into a new lease within one year after the closing shall be paid to Foot Locker, thereby reducing the purchase price by such amount. As of January 28, 2005, Footlocker has entered into new leases for 11 of the above-mentioned 14 store locations, one store location has been leased by the landlord to a third party, and Foot Locker is in negotiations for new leases with respect to the remaining two store locations. As of January 28, 2005, approximately $9.1 million of the above mentioned $13.0 million escrow amount has been released to the Company, approximately $2.2 million has been released to Foot Locker, and approximately $1.7 million remains in escrow.

The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, the Company has reported the results of the discontinued Athletic Segment as a separate component of operations. In the month of January, an escrow deposit of approximately $2.9 million was released on four stores and was received by the Company and included as a 2004 prior period adjustment in the accompanying condensed financial statements (See Note 3- Basis of Presentation). As of January 28, 2005 the estimated gain from disposal of the Athletic Segment, including the effect of closing the underperforming stores, distribution centers and warehouse facilities, is approximately $14.6 million, which will increase by the amount of any remaining escrowed cash that is released to the Company as noted above.

6.       Meldisco's Relationship with Kmart

The business relationship between Meldisco and Kmart is extremely important to the Company, particularly now that the Company has exited all of its Athletic Segment businesses and some of its other Meldisco businesses. The loss of Meldisco's Kmart operation, a significant reduction in customer traffic in Kmart stores, or the closing of a significant number of additional Kmart stores would

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


have a material adverse effect on the Company. The Master Agreement and the sub-agreements for particular Kmart stores allow the parties to terminate those agreements under specified circumstances. The initial term of the Master Agreement expires July 1, 2012 and is renewable thereafter for 15-year terms upon mutual agreement, unless otherwise terminated, as defined.

Under the Master Agreement, Kmart may audit the books and records of the Shoemart Subsidiaries. In addition, the Company may audit the deductions taken by Kmart from the weekly sales proceeds. On August 12, 2004, the Company filed its motion to assume the Master Agreement. If the Bankruptcy Court authorizes the assumption of the Master Agreement, Section 365 of the Bankruptcy Code requires the Company to cure existing defaults under the Master Agreement. The Bankruptcy Code characterizes such cure obligations as administrative expenses of the Debtors' estate. Kmart initially asserted that the Company owed Kmart approximately $56 million in cure obligations under the Master Agreement and subsequently amended its claim indicating it did not know the amount of its claim at this time. Without taking into account any claims the Company may have against Kmart in connection with Kmart's cure claim, the Company estimates that it owes Kmart no more than approximately $19.0 million as cure for defaults under the Master Agreement at the date of Kmart's assertion. On September 30, 2004, Kmart objected to the Company's motion, challenging (i) the assumability of the Master Agreement and (ii) the cure amount associated with the assumption. Additionally, Kmart cross-moved to lift the automatic stay extant under Section 362 of the Bankruptcy Code so that Kmart could terminate the Master Agreement. A hearing in the Bankruptcy Court occurred on December 17, 2004 regarding the assumability of the Master Agreement. A decision has not been rendered at this time. No hearing date has been scheduled regarding fixing the cure amount associated with assuming the Master Agreement.

In June 2004 and August 2004, Kmart announced the sale of approximately 50 and 18 stores to Sears and Home Depot, respectively. In November 2004, Kmart announced plans to merge with Sears. As of this time, it is uncertain how Kmart plans to operate these 50 stores initially planned to be sold to Sears and whether the effect of these plans could have a material adverse effect on the financial position and results of operations of the Company.

7.       Liabilities Subject to Compromise

In the Condensed Consolidated Balance Sheet, the caption "Liabilities subject to compromise" reflects the Company's current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, the Debtors have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of its pre-petition obligations. The Debtors have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim. The bar date for creditors was July 30, 2004 and the bar date for government entities was August

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


30, 2004 (excluding the U.S. Internal Revenue Service for which the bar date was October 29, 2004). Differences between liability amounts recorded by the Debtors and claims filed by creditors will be reconciled and, if necessary, the Court will make a final determination of allowable claims. The Debtors will continue to evaluate the amount of its pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

8.       Legal Proceedings

The Company and certain of its directors and officers were defendants in several purported class action lawsuits (consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

Footstar and the named plaintiffs have mutually agreed to resolve the claims made in the several purported class action lawsuits, without any admission of liability, for the amount of $14.3 million, all of which will be funded with insurance proceeds. Footstar is in the process of seeking approval from class members and upon such approval, seeking an order from the court before which this litigation is pending, dismissing it with prejudice.

9.       Reorganization Expenses- Professional Fees

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $1.8 million and $25.9 million for the current period and filing to date period, respectively. Of this amount, $0.0 million and $8.5 million for the current period and filing to date period, respectively, are included in Discontinued Operations of the Athletic Segment.

10.      Income Taxes

The Company has established a valuation allowance for substantially all of its deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

The Company records a provision (benefit) for taxes on the earnings (losses) of the Company's 51%-owned subsidiaries, as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, the Company provides for federal and state income taxes on these earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


11.      Actuarial Determined Liabilities

The Company maintains liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

12.      Consolidating Schedules

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for the Company's reportable segments. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in Corporate. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. The Company allocates various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATING BALANCE SHEET
                                   (Unaudited)
                              (amounts in millions)
                                January 28, 2005

                                                                                                               SCHEDULE 1

                                                               Athletic       Meldisco
                                                               Division       Division         Corporate             Total
                                                            -------------    ------------     -------------      ------------
ASSETS
------
Current Assets:
   Cash and cash equivalents                                $        0.1     $     195.6      $       0.5        $     196.2
   Amounts due from retail sales                                     0.1            12.5                -               12.6
   Accounts receivable, net                                          0.6             5.3              0.6                6.5
   Inventories                                                         -           114.9             (2.7)             112.2
   Prepaid expenses and other current assets                         0.6            35.2             (0.1)              35.7
   Intercompany                                                    233.0           345.0           (578.0)                 -
                                                            -------------    ------------     -------------      ------------
Total current assets                                               234.4           708.5           (579.7)             363.2

   Property and equipment, net                                         -            34.9                -               34.9
   Intangible assets, net                                              -               -             10.3               10.3
   Deferred charges and other assets                                 0.1             3.0                -                3.1
                                                            -------------    ------------     -------------      ------------
Total Assets                                                $      234.5     $     746.4      $    (569.4)       $     411.5
                                                            =============    ============     =============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                         $       (1.2)    $      72.0      $         -        $      70.8
   Accrued expenses                                                  1.1            38.0             (2.0)              37.1
   Taxes payable                                                     3.4             7.9              2.3               13.6
                                                            -------------    ------------     -------------      ------------
Total current liabilities                                            3.3           117.9              0.3              121.5
   Long-term liabilities                                               -            37.8                -               37.8
                                                            -------------    ------------     -------------      ------------
Total liabilities not subject to compromise                          3.3           155.7              0.3              159.3
                                                            -------------    ------------     -------------      ------------
Liabilities subject to compromise:
   Secured liabilities                                                 -             7.1                -                7.1
   Unsecured liabilities                                           105.3            48.4              0.4              154.1
   Minority interests                                                  -            13.9                -               13.9
                                                            -------------    ------------     -------------      ------------
Total liabilities subject to compromise                            105.3            69.4              0.4              175.1
                                                            -------------    ------------     -------------      ------------

Minority interests                                                     -            15.2                -               15.2
                                                            -------------    ------------     -------------      ------------
Total Liabilities                                                  108.6           240.3              0.7              349.6
                                                            -------------    ------------     -------------      ------------

Shareholders' Equity (Deficit):
   Common stock                                                        -               -              0.3                0.3
   Additional paid-in capital                                      264.7           217.7           (144.9)             337.5
   Treasury stock                                                      -               -           (310.6)            (310.6)
   Unearned compensation                                               -            (0.4)               -               (0.4)
   Retained earnings (deficit)                                    (138.8)          288.8           (114.9)              35.1
                                                            -------------    ------------     -------------      ------------
Total Shareholders' Equity (Deficit)                               125.9           506.1           (570.1)              61.9
                                                            -------------    ------------     -------------      ------------
Total Liabilities and Shareholders' Equity (Deficit)        $      234.5     $     746.4      $    (569.4)       $     411.5
                                                            =============    ============     =============      ============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report

                                                                                                                  SCHEDULE 2


                                                               Athletic       Meldisco
                                                               Division       Division         Corporate             Total
                                                            -------------    ------------     -------------      ------------
Net sales                                                   $          -     $      42.5      $          -       $      42.5
Cost of sales                                                          -            31.2              (1.6)             29.6
                                                            -------------    ------------     -------------      ------------
  Gross profit                                                         -            11.3               1.6              12.9

Store operating, selling, general
 and administrative expenses                                           -            15.3               0.2              15.5
Depreciation and amortization                                          -             0.6                 -               0.6
Interest (income) expense                                              -            (1.7)              1.5              (0.2)
                                                            -------------    ------------     -------------      ------------
Loss before reorganization expenses                                    -            (2.9)             (0.1)             (3.0)
                                                            -------------    ------------     -------------      ------------

Reorganization expenses:
  Professional fees                                                    -             1.8                 -               1.8
                                                            -------------    ------------     -------------      ------------
  Total reorganization expenses                                        -             1.8                 -               1.8
                                                            -------------    ------------     -------------      ------------

  Loss before income taxes and minority interests                      -            (4.7)             (0.1)             (4.8)
Benefit for income taxes                                               -            (1.0)                -              (1.0)
                                                            -------------    ------------     -------------      ------------
  Loss before minority interests
  and discontinued operations                                          -            (3.7)             (0.1)             (3.8)

Minority interests in net income of subsidiaries                       -             2.1                 -               2.1
                                                            -------------    ------------     -------------      ------------

Net loss                                                    $          -     $      (1.6)     $       (0.1)      $      (1.7)
                                                            =============    ============     =============      ============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


                                                                      SCHEDULE 3



Total Disbursements by Debtor Entity
For the Period From January 2, 2005 to January 28, 2005 amounted to $33.341 million.




See attached Exhibit 1 for details on an entity-by-entity basis.


--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
                                   Exhibit #1
                             January MOR Schedule 3
                             ----------------------


Case No. 04-                  Debtor                                                                         Total
                                                                                                        Disbursements
22350                  Footstar, Inc.                                                                               0
22351                  Footstar Corporation                                                                14,838,974
22352                  Apache-Minnesota Thom Mcan, Inc.                                                             0
22353                  ATHLETIC ATTIC OF TEXAS, INC.                                                                0
22354                  Athletic Center, Inc.                                                                        0
22355                  Feet Center, Inc.                                                                            0
22356                  Feet of Colorado, Inc.                                                                       0
22357                  Footaction Center, Inc.                                                                      0
22358                  Footstar Center, Inc.                                                                        0
22359                  FWS I, INC.                                                                                  0
22360                  FWS II, INC.                                                                                 0
22361                  LFD I, INC.                                                                                  0
22362                  LFD II, INC.                                                                                 0
22363                  Mall of America Fan Club, Inc.                                                               0
22364                  Meldisco H.C., Inc.                                                                     31,119
22365                  Miles Shoes Meldisco Lakewood, Colorado, Inc.                                           15,430
22366                  SHOE ZONE CENTER, INC.                                                                      50
22367                  STELLAR WHOLESALING, INC.                                                                1,249
22368                  Nevada Feet, Inc.                                                                          125
22369                  CONSUMER DIRECT WAUSAU, INC.                                                                 0
22370                  CD SERVICES LLC                                                                              0
22371                  Footstar HQ, LLC                                                                             0
22372                  FA SALES LLC                                                                                 0
22373                  CDIRECT, INC.                                                                                0
22374                  LFD Operating, Inc.                                                                          0
22375                  LFD Today, Inc.                                                                             50
22376                  Feet HQ, Inc.                                                                           63,672
22377                  FA HQ, Inc.                                                                              4,944
22378                  AP LLC                                                                                       0
27000                  MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                               2
27001                  MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                          25
27002                  MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                               20
27003                  MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                        50
27004                  MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                   100
27005                  MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                          25
27006                  MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                       0
27007                  MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                               0
27008                  MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                   0
27009                  MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                              0


                                       1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27010                  MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                          100
27011                  MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                           0
27012                  MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                             0
27013                  MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                   20
27014                  MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                          0
27015                  MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                             50
27016                  MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                              0
27017                  MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                    0
27018                  MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                            0
27019                  MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                              500
27020                  MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                   0
27021                  MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                         465
27022                  MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                           374
27023                  MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                             0
27024                  MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                0
27025                  MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                               508
27026                  MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                          191
27027                  MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                              418
27028                  MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                       387
27029                  MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                             25
27030                  MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                   0
27031                  MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                                0
27032                  MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                              0
27033                  MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                              0
27034                  MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                0
27035                  MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                     0
27036                  MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                            0
27037                  MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                25
27038                  MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                0
27039                  MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                            0
27040                  SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                       90
27041                  SHOE ZONE #8415                                                                            125
27042                  MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                          509
27043                  SHOE ZONE #8414                                                                             82
27044                  MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                          756
27045                  SHOE ZONE FAIRWAY CENTER, INC.                                                              34
27046                  SHOE ZONE #8418                                                                             14
27047                  SHOE ZONE 8432, INC.                                                                        94
27048                  MELDISCO/PAY LESS YELM, WA., INC.                                                          391
27049                  MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                               86
27050                  SHOE ZONE 8439, INC.                                                                       130
27051                  MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                      567
27052                  MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                      13,151
27053                  MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                      492
27054                  MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                          424
27056                  MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                            464
27057                  SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                            202
27058                  SHOE ZONE #8412                                                                            200
27059                  MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                           566


                                       2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27060                  MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                    575
27061                  MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                   417
27062                  SHOE ZONE 8428, INC.                                                                        62
27063                  SHOE ZONE 8421, INC.                                                                        73
27064                  MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                           580
27065                  MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                               0
27067                  SHOE ZONE 8436, INC.                                                                       228
27068                  WESTHEIMER SHOE ZONE, INC.                                                                   0
27069                  SHOE ZONE 8433, INC.                                                                        92
27070                  MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                 0
27071                  MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                           415
27072                  MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                       325
27073                  MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                   632
27074                  MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                    543
27075                  SUNLAND SHOE ZONE, INC.                                                                      0
27076                  SHOE ZONE #8400                                                                             50
27077                  SHOE ZONE #8401                                                                             30
27078                  SHOE ZONE #8402                                                                            154
27079                  SHOE ZONE #8403                                                                            131
27080                  MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                           831
27081                  SHOE ZONE #8419                                                                             98
27082                  SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                98
27083                  MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                            364
27084                  SHOE ZONE #8406                                                                            174
27085                  SHOE ZONE #8404                                                                            127
27086                  SHOE ZONE #8407                                                                            171
27087                  SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                        170
27088                  SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                              249
27089                  SHOE ZONE 8435, INC.                                                                       182
27090                  MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                             654
27091                  SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                             0
27092                  MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                           0
27093                  MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                   0
27094                  MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                   0
27095                  MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                            0
27096                  MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                        0
27097                  MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                               0
27098                  MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                            0
27099                  MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                   0
27100                  MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                  0
27101                  MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                 0
27102                  MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                 0
27103                  MELDISCO/PAY LESS SANDY, UT., INC.                                                         646
27104                  MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                            0
27105                  MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                   0
27106                  MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                 0
27107                  MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                0
27108                  MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                          0
27109                  MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                 0


                                       3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27110                  MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                     0
27111                  MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                             0
27112                  MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                        0
27113                  MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                               0
27114                  MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                             0
27115                  MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                           0
27116                  KLECKLEY AVENUE SHOE ZONE, INC.                                                             57
27117                  MELDISCO - MCE 100 MAIN ST., NY., INC.                                                       0
27118                  MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                      0
27119                  MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                   0
27120                  MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                    0
27121                  MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                 0
27122                  MELDISCO - GORD 4401 27TH ST., IL., INC.                                                     0
27123                  MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                              0
27124                  MELDISCO - GORD 4600 VINE ST., NE., INC.                                                     0
27125                  MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                               0
27126                  BELLAIRE GESSNER SHOE ZONE, INC.                                                             0
27127                  MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                  0
27128                  SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                            0
27129                  MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                  0
27130                  MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                  0
27131                  MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                               0
27132                  MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                0
27133                  MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                    0
27134                  MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                    0
27135                  MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                        0
27136                  MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                   0
27137                  MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                 0
27138                  MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                 0
27139                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                   0
27140                  MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                0
27141                  MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                 0
27142                  MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                              0
27143                  MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                           0
27144                  MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                    666
27145                  MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                            509
27146                  MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                           199
27147                  MELDISCO/PAY LESS CANBY, OR., INC.                                                         268
27148                  MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                      520
27149                  MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                                93
27150                  MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                           484
27151                  MELDISCO/PAY LESS BREMERTON, WA., INC.                                                     911
27152                  MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                   436
27153                  MELDISCO/PAY LESS BLAINE, WA., INC.                                                        781
27154                  MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                               763
27155                  MELDISCO/PAY LESS ASHLAND, OR., INC.                                                       847
27156                  MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                   512
27157                  MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                    465
27158                  MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                         303


                                       4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27159                  MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                          754
27160                  MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                           613
27161                  MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                              482
27162                  MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                              777
27163                  MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                             0
27164                  MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                  0
27165                  MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                78
27166                  MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                             0
27167                  MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                          492
27168                  MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                              527
27169                  MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                490
27170                  MELDISCO - MCE 420 FULTON ST., NY., INC.                                                     0
27171                  MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                 0
27172                  MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                       479
27173                  MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                           470
27174                  MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                 0
27175                  MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                  0
27176                  MELDISCO/PAY LESS ANACORTES, WA., INC.                                                     679
27177                  MELDISCO/PAY LESS ALOHA, OR., INC.                                                         512
27178                  MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                      996
27179                  MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                730
27180                  Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                   0
27181                  MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                   516
27182                  MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                                0
27183                  MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                645
27184                  MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                          0
27185                  MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                         0
27186                  MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                               0
27187                  MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                        0
27188                  ROCKLAND PLAZA SHOE ZONE, INC.                                                               0
27189                  NORTHLINE MALL SHOE ZONE, INC.                                                             168
27190                  MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                                0
27191                  MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                 0
27192                  MELDISCO - MCW 414 K ST., CA., INC.                                                          0
27193                  MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                            0
27194                  MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                   0
27195                  MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                         0
27196                  SHARPSTOWN SHOE ZONE, INC.                                                                   0
27197                  MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                          517
27198                  MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                               508
27199                  MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                    485
27200                  MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                  408
27201                  MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                 0
27202                  MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                              25
27203                  MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                 25
27204                  MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                           25
27205                  MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                               0
27206                  MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                 25
27207                  MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                55


                                       5

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27208                  MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                       647
27209                  MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                         485
27210                  MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                               192
27211                  MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                              1,167
27212                  MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                          349
27213                  MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                          1,794
27214                  MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                               565
27215                  MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                            462
27216                  MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                       687
27217                  MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                            973
27218                  MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                            473
27219                  MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                           140
27220                  MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                 0
27221                  MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                  0
27222                  MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                             0
27223                  MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                         0
27224                  MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                   597
27225                  MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                               554
27226                  MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                          413
27227                  MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                           457
27228                  MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                  0
27229                  MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                 421
27230                  MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                        546
27231                  MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                0
27232                  MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                  506
27233                  MELDISCO/PAY LESS PULLMAN, WA., INC.                                                       538
27234                  MELDISCO/PAY LESS RENTON, WA., INC.                                                          0
27235                  MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                      0
27236                  MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                              0
27237                  MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                0
27238                  MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                               0
27239                  MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                 0
27240                  MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                   0
27241                  MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                      0
27242                  MELDISCO/PAY LESS STANWOOD, WA., INC.                                                      881
27243                  MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                             547
27244                  MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                        501
27245                  MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                                 757
27246                  MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                            405
27247                  MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                          922
27248                  MELDISCO/PAY LESS 12TH ST, CO., INC.                                                       701
27249                  MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                           280
27250                  MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                            514
27251                  MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                 504
27252                  MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                              469
27253                  MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                            499
27254                  MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                             604
27255                  MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                         585
27256                  MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                         854


                                       6

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27257                  MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                1,014
27258                  MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                    455
27259                  MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                   586
27260                  MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                            608
27261                  MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                              1,147
27262                  MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                               772
27263                  MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                             559
27264                  MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                               616
27265                  MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                              650
27266                  MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                555
27267                  MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                               9
27268                  MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                         649
27269                  MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                           517
27270                  MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                              685
27271                  MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                           625
27272                  MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                  0
27273                  MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                        698
27274                  MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                            569
27275                  MELDISCO/PAY LESS YUMA, AZ., INC.                                                        1,245
27276                  MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                           462
27277                  MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                              479
27278                  MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                             309
27279                  MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                 480
27280                  MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                 1,391
27281                  MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                  438
27282                  MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                      558
27283                  MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                454
27284                  MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                     827
27285                  MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                                868
27286                  MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                 567
27287                  MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                370
27288                  MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                        583
27289                  MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                           127
27290                  MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                               140
27291                  MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                  127
27292                  MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                            1,193
27293                  MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                               535
27294                  MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                      438
27295                  MELDISCO/PAY LESS LITTLETON, CO., INC.                                                     525
27296                  MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                  0
27297                  MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                 0
27298                  MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                           727
27299                  MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                              570
27300                  MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                  822
27301                  MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                 714
27302                  MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                    0
27303                  MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                            610
27304                  Galleria Pavilion Feet, Inc.                                                                 0
27305                  MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                               799


                                       7

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27306                  MELDISCO K-M MCGALLIARD RD IND INC                                                       7,325
27307                  MELDISCO K-M LANCASTER, OHIO, INC.                                                      11,564
27308                  MELDISCO K-M MIAMI, FLA., INC.                                                          27,478
27309                  MELDISCO K-M MADAWASKA, MAINE, INC.                                                      3,077
27310                  MELDISCO K-M MARATHON, FLA., INC.                                                       15,201
27311                  MELDISCO K-M MARTINEZ, GA., INC.                                                        10,128
27312                  MELDISCO K-M JESUP, GA., INC.                                                           10,173
27313                  MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                               8,999
27314                  MELDISCO K-M HURON, S.D., INC.                                                           7,256
27315                  MELDISCO K-M HOLYOKE, MASS., INC.                                                       10,519
27316                  MELDISCO K-M HIGHWAY 58, TENN., INC.                                                     3,967
27317                  MELDISCO K-M CONNERSVILLE IND INC                                                        4,205
27318                  MELDISCO K-M LACEY, WASH., INC.                                                         10,519
27319                  MELDISCO K-M KINGMAN, ARIZ., INC.                                                       14,515
27320                  MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                      7,912
27321                  MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                              10,980
27322                  MELDISCO K-M MOORESTOWN, N.J., INC.                                                     11,708
27323                  MELDISCO K-M LAKE ST., MINN., INC.                                                      12,684
27324                  MELDISCO K-M DEPEW, N.Y., INC.                                                           7,149
27325                  MELDISCO K-M DAVENPORT, IA., INC.                                                        5,831
27326                  MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                  5,837
27327                  MELDISCO K-M FRANKFORT, KY., INC.                                                        4,849
27328                  MELDISCO K-M FAIRHAVEN, MASS., INC.                                                     13,147
27329                  MELDISCO K-M ELKTON, MD., INC.                                                           6,791
27330                  MELDISCO K-M DOUGLASVILLE, GA., INC.                                                     8,383
27331                  MELDISCO K-M SMITHFIELD, N.C., INC.                                                      4,588
27332                  MELDISCO K-M HERTEL AVE., N.Y., INC.                                                     9,223
27333                  MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                  5,116
27334                  MELDISCO K-M SPRINGFIELD, ORE., INC.                                                         0
27335                  MELDISCO K-M SOLON, OHIO, INC.                                                           6,339
27336                  MELDISCO K-M ALGONA, IOWA, INC.                                                          7,915
27337                  CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                   8,097
27338                  MELDISCO K-M WOODBURY AVE., N.H., INC.                                                   5,254
27339                  MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                              9,789
27340                  MELDISCO K-M SUPERIOR, WISC., INC.                                                       7,246
27341                  MELDISCO K-M ANAHEIM, CAL., INC.                                                        21,025
27342                  MELDISCO K-M BEAUFORT, S.C., INC.                                                        9,284
27343                  MELDISCO K-M AURORA AVE., WASH., INC.                                                   13,887
27344                  MELDISCO K-M ARAMINGO AVE., PA., INC.                                                   23,237
27345                  MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                               756
27346                  MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                            440
27347                  MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                          609
27348                  MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                               182
27349                  MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                 470
27350                  MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                           506
27351                  MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                         442
27352                  MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                      364
27353                  MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                             534
27354                  MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                            635


                                       8

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27355                  MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                              188
27356                  MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                      462
27357                  MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                        683
27358                  MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                             521
27359                  MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                             453
27360                  MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                            548
27361                  MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                             536
27362                  MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                               872
27363                  MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                            429
27364                  MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                               695
27365                  MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                              958
27366                  MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                          672
27367                  MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                             335
27368                  MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                        529
27369                  MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                             715
27370                  MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                             1,220
27371                  MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                            436
27372                  MELDISCO/PAY LESS EDMONDS, WA., INC.                                                       517
27373                  MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                        666
27374                  MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                           455
27375                  MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                         140
27376                  MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                            857
27377                  MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                               542
27378                  MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                    523
27379                  MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                          711
27380                  MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                           713
27381                  MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                             671
27382                  MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                      511
27383                  MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                 428
27384                  MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                       639
27385                  MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                        410
27386                  MELDISCO/PAY LESS SEASIDE, OR., INC.                                                     2,360
27387                  MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                1,100
27388                  MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                       534
27389                  MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                    518
27390                  MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                  515
27391                  MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                          398
27392                  MELDISCO/PAY LESS 7000 SO., UT., INC.                                                      579
27393                  MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                             56
27394                  MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                              460
27395                  MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                           1,059
27396                  MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                         252
27397                  MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                       579
27398                  MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                              743
27399                  MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                         454
27400                  MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                             679
27401                  MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                  351
27402                  MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                    394
27403                  MELDISCO/PAY LESS 3300 SO., UT., INC.                                                      671


                                       9

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27404                  MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                640
27405                  MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                822
27406                  MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                            354
27407                  MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                     456
27408                  MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                    811
27409                  MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                               543
27410                  MELDISCO/PAY LESS SEDONA, AZ., INC.                                                        578
27411                  MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                    869
27412                  MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                  598
27413                  MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                       0
27414                  MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                    104
27415                  MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                  601
27416                  MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                          88
27417                  MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                          202
27418                  MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                           427
27419                  MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                          301
27420                  MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                           436
27421                  MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                             357
27422                  MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                             662
27423                  MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                           836
27424                  MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                           976
27425                  MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                  203
27426                  MELDISCO/PAY LESS LACEY, WA., INC.                                                         462
27427                  MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                      645
27428                  MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                    832
27429                  MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                  592
27430                  MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                  546
27431                  MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                     0
27432                  MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                            485
27433                  MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                        472
27434                  MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                 549
27435                  MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                      501
27436                  MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                       754
27437                  MELDISCO/PAY LESS COLFAX, CO., INC.                                                        712
27438                  MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                     535
27439                  MELDISCO/PAY LESS BROADWAY, CO., INC.                                                      333
27440                  MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                         976
27441                  MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                           0
27442                  MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                         535
27443                  MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                      483
27444                  MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                            485
27445                  MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                          466
27446                  MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                              1,331
27447                  MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                703
27448                  MELDISCO/PAY LESS CALDWELL, ID., INC.                                                      742
27449                  MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                     496
27450                  MELDISCO/PAY LESS BOULDER, CO., INC.                                                       114
27451                  MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                     534
27452                  MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                 549


                                       10

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27453                  MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                             231
27454                  MELDISCO/PAY LESS OREM, UT., INC.                                                          571
27455                  MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                 613
27456                  MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                          615
27457                  MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                1,397
27458                  MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                               835
27459                  MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                            318
27460                  MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                     542
27461                  MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                             819
27462                  MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                980
27463                  MELDISCO/PAY LESS DENVER, CO., INC.                                                        497
27464                  MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                               430
27465                  MELDISCO/PAY LESS GREELEY, CO., INC.                                                       300
27466                  MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                             579
27467                  MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                         357
27468                  MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                              409
27469                  MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                          683
27470                  MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                      240
27471                  MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                              643
27472                  MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                    454
27473                  MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                                 549
27474                  MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                            473
27475                  MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                           506
27476                  MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                         315
27477                  MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                         714
27478                  MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                               476
27479                  MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                    579
27480                  MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                             541
27481                  MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                       1,413
27482                  MELDISCO/PAY LESS 28TH ST., CO., INC.                                                       42
27483                  MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                        485
27484                  MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                            565
27485                  MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                      719
27486                  MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                          471
27487                  MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                            511
27488                  MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                           531
27489                  MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                   37
27490                  MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                               216
27491                  MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                            454
27492                  MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                   559
27493                  MELDISCO/PAY LESS 24TH ST., UT., INC.                                                      617
27494                  MELDISCO/PAY LESS 635 EAST, UT., INC.                                                      595
27495                  MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                           240
27496                  MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                      410
27497                  MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                  593
27498                  MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                             699
27499                  MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                560
27500                  Valley View Shopping Ctr. Footaction, Inc.                                                 110
27501                  Washington Footaction, Inc.                                                                  0


                                       11

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27502                  Southwest Center Footaction, Inc.                                                            0
27503                  MELDISCO K-M MURRELLS INLET, SC., INC.                                                  13,118
27504                  La Plaza Mall Footaction, Inc.                                                               0
27505                  BERKLEY MALL FOOTACTION, INC.                                                                0
27506                  Parkdale Mall Footaction, Inc.                                                               0
27507                  Ocean County Mall Footaction, Inc.                                                           0
27508                  Puente Hills Footaction, Inc.                                                                0
27509                  Mall of Americas Footaction, Inc.                                                            0
27510                  Mall St. Vincent Footaction, Inc.                                                           25
27511                  Forest Village Park Footaction, Inc.                                                         0
27512                  Washington Square Footaction, Inc.                                                           0
27513                  Acadiana Footaction, Inc.                                                                    0
27514                  Albany Mall Footaction, Inc.                                                                 0
27515                  Albuquerque Footaction, Inc.                                                                25
27516                  Aurora Footaction, Inc.                                                                      0
27517                  Baldwin Hills Footaction, Inc.                                                               0
27518                  Bergen Footaction, Inc.                                                                      0
27519                  The Parks Footaction, Inc.                                                                   0
27520                  Stony Brook Footaction, Inc.                                                                 0
27521                  St. Louis Center Footaction, Inc.                                                            0
27522                  South Park Mall Footaction, Inc.                                                             0
27523                  COLUMBIA FOOTACTION, INC.                                                                    0
27524                  Collin Creek Footaction, Inc.                                                                0
27525                  Birchwood Mall Footaction, Inc.                                                              0
27526                  Hanes Mall Footaction, Inc.                                                                  0
27527                  Tulsa Promenade Footaction, Inc.                                                             0
27528                  MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                   0
27529                  Westfarms Open Country, Inc.                                                                 0
27530                  Cumberland Mall Footaction, Inc.                                                             0
27531                  Eagle Ridge Footaction, Inc.                                                                 0
27532                  Almeda Footaction, Inc.                                                                      0
27533                  EASTLAND MALL FOOTACTION, INC.                                                               0
27534                  Edison Mall Footaction, Inc.                                                                 0
27535                  Topanga Footaction, Inc.                                                                    25
27536                  So. Orange Ave. Open Country, Inc.                                                           0
27537                  MELDISCO K-M 901-99 MARKET ST., PA., INC.                                               17,332
27538                  MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                                  375
27539                  White Plains Galleria Footaction, Inc.                                                       0
27540                  Willowbrook Mall Footaction, Inc.                                                            0
27541                  MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                              4,091
27542                  HOMEWOOD, ILL., MELDISCO K-M, INC.                                                      24,540
27543                  BELLEVILLE, IL., MELDISCO K-M, INC.                                                      7,348
27544                  Madison Square Mall Footaction, Inc.                                                         0
27545                  The Plaza Footaction, Inc.                                                                   0
27546                  Rio-West Mall Footaction, Inc.                                                               0
27547                  Rock Hill Mall Footaction, Inc.                                                              0
27548                  Signal Hill Mall Footaction, Inc.                                                            0
27549                  Las Americas Footaction, Inc.                                                                0
27550                  16300 HARLEM, IL., MELDISCO K-M, INC.                                                   25,837


                                       12

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27551                  CRESTWOOD, IL., MELDISCO K-M, INC.                                                       5,555
27552                  MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                            16,419
27553                  MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                 13,984
27554                  MELDISCO K-M 200 KENT LANDING, MD., INC.                                                 9,068
27555                  MELDISCO K-M 19TH ST., TX., INC.                                                        21,497
27556                  COURT ST., ILL., MELDISCO K-M, INC.                                                     15,079
27557                  MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                  35,799
27558                  MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                14,901
27559                  MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                14,301
27560                  MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                11,413
27561                  MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                             20,013
27562                  MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                10,955
27563                  MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                                3,254
27564                  MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                           11,567
27565                  MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                              14,416
27566                  MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                           14,075
27567                  MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                              30,884
27568                  MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                              24,261
27569                  MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                              19,558
27570                  MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                            10,085
27571                  MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                             17,725
27572                  MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                   1,472
27573                  MELDISCO K-M 8TH ST., FL., INC.                                                         28,704
27574                  MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                          5,064
27575                  MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                           10,277
27576                  MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                   9,890
27577                  MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                              48,540
27578                  MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                              4,754
27579                  MELDISCO K-M 104 DANBURY RD., CT., INC.                                                      0
27580                  MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                               8,120
27581                  MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                     2,861
27582                  MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                         17,695
27583                  MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                   26,770
27584                  CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                             15,419
27585                  MELDISCO K-M 511 W. SANILAC, MI., INC.                                                  13,034
27586                  MELDISCO K-M MIDWAY PARK, N.C., INC.                                                     6,513
27587                  MELDISCO K-M 480 WEST ST., N.H., INC.                                                    1,618
27588                  MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                          13,120
27589                  MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                18,826
27590                  MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                            15,935
27591                  MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                14,719
27592                  MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                            21,038
27593                  MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                9,429
27594                  MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                               3,140
27595                  MELDISCO K-M 10501 PINES BLVD., FL., INC.                                               22,765
27596                  MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                    10,466
27597                  MELDISCO K-M MITCHELL, S.D., INC.                                                        7,189
27598                  MELDISCO K-M LOS BANOS, CA., INC.                                                       14,377
27599                  MELDISCO K-M LUFKIN, TX., INC.                                                           8,314


                                       13

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27600                  MELDISCO K-M LUMBERTON, N.C., INC.                                                      14,558
27601                  MELDISCO K-M LOCK HAVEN, PA., INC.                                                       7,874
27602                  MELDISCO K-M LONG BEACH, MS., INC.                                                      10,782
27603                  MELDISCO K-M LORAIN, OH., INC.                                                          10,554
27604                  MELDISCO K-M LARAMIE, WY., INC.                                                          5,796
27605                  MELDISCO K-M MALONE, N.Y., INC.                                                          9,015
27606                  MELDISCO K-M MAPLEWOOD, MO., INC.                                                       12,464
27607                  MELDISCO K-M MARKET PLACE, AL., INC.                                                     8,352
27608                  MELDISCO K-M MARSHALL, MN., INC.                                                         7,276
27609                  FOREST PARK, IL., MELDISCO K-M, INC.                                                    15,770
27610                  FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                               11,992
27611                  MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                12,215
27612                  MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                         36,020
27613                  MELDISCO K-M MONROE, N. C., INC.                                                         9,817
27614                  MELDISCO K-M WEST 3RD ST IND INC                                                         7,079
27615                  MELDISCO K-M GROVE CITY, OH., INC.                                                      15,239
27616                  MELDISCO K-M 2828 N BROADWAY IND INC                                                     6,832
27617                  MELDISCO K-M BROOKLAWN, N.J., INC.                                                      13,858
27618                  MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                 15,386
27619                  MELDISCO K-M WEBSTER, MASS., INC.                                                       11,525
27620                  MELDISCO K-M CLARION, PA., INC.                                                          3,995
27621                  MELDISCO K-M TULLAHOMA, TENN., INC.                                                      5,215
27622                  MELDISCO K-M THORNDALE, PA., INC.                                                        5,605
27623                  EFFINGHAM, ILL., MELDISCO K-M, INC.                                                      8,480
27624                  MELDISCO K-M CLEVELAND RD., GA., INC.                                                   13,752
27625                  STEGER, ILL., MELDISCO K-M, INC.                                                        10,787
27626                  MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                             8,609
27627                  MELDISCO K-M SPANISH FORK, UTAH, INC.                                                    8,311
27628                  MELDISCO K-M RHINELANDER, WISC., INC.                                                    3,753
27629                  MELDISCO K-M BARBERTON, OHIO, INC.                                                       9,868
27630                  BELVIDERE, ILL., MELDISCO K-M, INC.                                                      5,884
27631                  MELDISCO K-M MILFORD, CT., INC.                                                         20,518
27632                  MELDISCO K-M WADSWORTH, OHIO, INC.                                                       6,947
27633                  MELDISCO K-M EL PASO, TX., INC.                                                         25,946
27634                  MELDISCO K-M EPHRATA, PA., INC.                                                         14,095
27635                  MELDISCO K-M SOMERVILLE, MASS., INC.                                                    18,326
27636                  MELDISCO K-M MANDEVILLE, LA., INC                                                       14,702
27637                  MELDISCO K-M JONESBORO, ARK., INC.                                                       6,975
27638                  MELDISCO K-M HUNT RD., OHIO, INC.                                                        8,424
27639                  MELDISCO K-M LOVELAND, COLO., INC.                                                       8,462
27640                  SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                              12,570
27641                  VERMILION ST., ILL., MELDISCO K-M, INC.                                                  8,481
27642                  STERLING, ILL., MELDISCO K-M, INC.                                                       9,038
27643                  SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                    7,814
27644                  ROCKFORD, ILL., MELDISCO K-M, INC.                                                       6,934
27645                  QUINCY, ILL., MELDISCO K-M, INC.                                                        11,919
27646                  PERU TWP., ILL., MELDISCO K-M, INC.                                                      7,254
27647                  PEKIN ILL., MELDISCO K-M, INC.                                                           8,686
27648                  PALATINE, ILL., MELDISCO K-M, INC.                                                       3,118


                                       14

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27649                  NAPERVILLE, ILL., MELDISCO K-M, INC.                                                     9,494
27650                  MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                 18,105
27651                  MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                  12,233
27652                  MELDISCO K-M DEWITT, N.Y., INC.                                                          5,268
27653                  MELDISCO K-M DIVISION ST. W. VA., INC.                                                   9,254
27654                  MELDISCO K-M DONELSON, TENN, INC.                                                       10,371
27655                  MELDISCO K-M DOTHAN, ALA., INC.                                                          9,253
27656                  MELDISCO K-M DOVER, DEL., INC.                                                          11,788
27657                  MELDISCO K-M DULUTH, MINN., INC.                                                         6,061
27658                  MELDISCO K-M E. 51ST ST., OKLA., INC.                                                   11,463
27659                  MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                20,788
27660                  MELDISCO K-M E. BROAD ST., ALA., INC.                                                    4,940
27661                  MELDISCO K-M E. HIGH ST., PA., INC.                                                      7,299
27662                  MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                   18,498
27663                  MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                 21,707
27664                  MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                       9,299
27665                  MELDISCO K-M ENID, OKLA., INC.                                                          13,272
27666                  MELDISCO K-M EXTON, PA., INC.                                                            5,048
27667                  MELDISCO K-M CLEMENTON, N.J., INC.                                                      13,928
27668                  MELDISCO K-M COLISEUM BLVD N IND INC                                                     8,037
27669                  MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                  2,364
27670                  MELDISCO K-M CONCORD AVE., CALIF., INC.                                                 16,676
27671                  MELDISCO K-M CORAOPOLIS, PA., INC.                                                       6,046
27672                  MELDISCO K-M CORONA, CALIF., INC.                                                        5,321
27673                  MELDISCO K-M CORUNNA, MICH., INC.                                                        7,615
27674                  MELDISCO K-M CROFTON, MD., INC.                                                         14,325
27675                  MELDISCO K-M CROMWELL, CONN., INC.                                                      14,861
27676                  MELDISCO K-M DALTON, GA., INC.                                                          12,185
27677                  MELDISCO K-M DAWSON RD., GA., INC.                                                      14,557
27678                  MELDISCO K-M DAYTON, OHIO, INC.                                                         10,147
27679                  Lafayette Feet, Inc.                                                                        25
27680                  Springfield Feet, Inc.                                                                      44
27681                  Shreveport Feet, Inc.                                                                       25
27682                  Laredo Feet, Inc.                                                                            0
27683                  Covington Feet, Inc.                                                                         0
27684                  Ft. Myers Feet, Inc.                                                                         0
27685                  Morrow Feet, Inc.                                                                            0
27686                  Mesquite Feet, Inc.                                                                          0
27687                  New Orleans Feet, Inc.                                                                      25
27688                  La Mesa Feet, Inc.                                                                           0
27689                  Tempe Feet, Inc.                                                                             0
27690                  San Diego Feet, Inc.                                                                        36
27691                  Hialeah Feet, Inc.                                                                           0
27692                  Houston Feet, Inc.                                                                           0
27693                  Almeda Feet, Inc.                                                                            0
27694                  East Towne Mall Feet, Inc.                                                                   0
27695                  Aventura Feet, Inc.                                                                          0
27696                  Oklahoma City Feet, Inc.                                                                    47
27697                  Savannah Feet, Inc.                                                                          0


                                       15

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27698                  Little Rock Feet, Inc.                                                                       0
27699                  Vista Feet, Inc.                                                                             0
27700                  Austell Feet, Inc.                                                                           0
27701                  West Palm Feet, Inc.                                                                         0
27702                  Brownsville Feet, Inc.                                                                       0
27703                  Hurst Feet, Inc.                                                                         1,294
27704                  Riverchase Feet, Inc.                                                                        0
27705                  Whitehall Feet, Inc.                                                                         0
27706                  Princeton Feet, Inc.                                                                         0
27707                  Southwest Freeway Feet, Inc.                                                                 0
27708                  Daytona Beach Feet, Inc.                                                                     0
27709                  Alpharetta Feet, Inc.                                                                        0
27710                  MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                0
27711                  Desert Ridge Feet, Inc.                                                                      0
27712                  Montgomery Feet, Inc.                                                                        0
27713                  Norman Feet, Inc.                                                                            0
27714                  MELDISCO K-M MURDOCK, FL., INC.                                                         23,871
27715                  MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                                7,449
27716                  MELDISCO K-M MISSION, TX., INC.                                                         21,535
27717                  MELDISCO K-M MILFORD, MI., INC.                                                          8,722
27718                  MELDISCO K-M MOJAVE, CA., INC.                                                          14,318
27719                  MELDISCO K-M MT. VERNON, OHIO, INC.                                                      8,775
27720                  MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                           10,168
27721                  MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                               5,111
27722                  MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                 11,436
27723                  CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                29,249
27724                  MELDISCO K-M BAD AXE, MICH., INC.                                                        9,316
27725                  GALESBURG, ILL., MELDISCO K-M, INC.                                                      8,839
27726                  CHICAGO, ILL., MELDISCO K-M, INC.                                                       26,205
27727                  MCHENRY, IL., MELDISCO K-M , INC.                                                        6,315
27728                  CANTON, ILL., MELDISCO K-M, INC.                                                         7,724
27729                  1880 S.W. AVE., IL., MELDISCO K-M INC.                                                   9,215
27730                  MELDISCO K-M 610 ROUTE 940 PA., INC.                                                     7,035
27731                  MELDISCO K-M 5TH ST. HWY., PA., INC.                                                    15,927
27732                  MELDISCO K-M 723 3RD AVE., IN., INC.                                                     7,150
27733                  MELDISCO K-M GAYLORD, MICH., INC                                                         8,269
27734                  MELDISCO K-M RICE LAKE, WISC., INC.                                                      7,796
27735                  MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                               6,714
27736                  MELDISCO K-M 625 HWY. #136, WI., INC.                                                    5,530
27737                  MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                                9,914
27738                  MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                             33,141
27739                  MELDISCO K-M 815 E. INNES ST., NC., INC.                                                 6,548
27740                  MELDISCO K-M 830 MAIN ST., ME., INC.                                                     6,150
27741                  MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                  11,065
27742                  MELDISCO K-M 27TH AVE., FL., INC.                                                       15,474
27743                  MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                          7,219
27744                  MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                   8,271
27745                  MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                                8,277
27746                  2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                             9,492


                                       16

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27747                  ASHLAND AVE., IL., MELDISCO K-M, INC.                                                   25,225
27748                  MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                              5,233
27749                  MACOMB, ILL., MELDISCO K-M, INC.                                                         6,722
27750                  MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                                4,879
27751                  MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                             10,490
27752                  MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                 7,879
27753                  MELDISCO K-M 1250 PERRY ST., MI., INC.                                                   8,351
27754                  MELDISCO K-M 103 OAK AVE., WI., INC.                                                     7,266
27755                  MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                       0
27756                  MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                             8,397
27757                  MELDISCO K-M 50TH & WADENA, MN., INC.                                                   10,805
27758                  MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                         13,947
27759                  MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                    7,810
27760                  MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                 14,817
27761                  MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                    9,304
27762                  MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                         16,481
27763                  MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                 11,149
27764                  MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                          10,634
27765                  MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                    10,635
27766                  MELDISCO K-M RANDOLPH ST., N.C., INC.                                                    3,301
27767                  MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                  11,437
27768                  MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                              12,746
27769                  MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                              11,683
27770                  MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                     11,290
27771                  MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                         12,080
27772                  MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                               10,062
27773                  MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                        13,169
27774                  MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                         8,140
27775                  MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                     9,832
27776                  MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                     15,636
27777                  MELDISCO K-M SALISBURY, MD., INC.                                                        8,451
27778                  SHOE ZONE #8437, INC.                                                                      231
27779                  MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                      9,863
27780                  MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                  7,567
27781                  MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                   16,911
27782                  MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                             12,021
27783                  MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                                6,538
27784                  MILES SHOES MELDISCO BAY CITY, MICH., INC.                                              11,903
27785                  MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                      13,051
27786                  MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                 11,142
27787                  MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                       0
27788                  Gainesville Feet, Inc.                                                                       0
27789                  Kennesaw Feet, Inc.                                                                          0
27790                  Hollywood Feet, Inc.                                                                         0
27791                  Florida Mall Feet, Inc.                                                                      0
27792                  Fayetteville Feet, Inc.                                                                      0
27793                  Duluth Feet, Inc.                                                                            0
27794                  Chattanooga Feet, Inc.                                                                   4,440
27795                  Bannister Feet, Inc.                                                                         0


                                       17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27796                  novusta Feet, Inc.                                                                           0
27797                  McAllen Feet, Inc.                                                                           0
27798                  Overland Park Feet, Inc.                                                                     0
27799                  Miami Feet, Inc.                                                                             0
27800                  Stonecrest Feet, Inc.                                                                        0
27801                  SAN YSIDRO FEET, INC.                                                                        2
27802                  San Antonio Feet, Inc.                                                                       0
27803                  Sunrise Feet, Inc.                                                                           0
27804                  The Forum at Olympia Parkway Feet, Inc.                                                      0
27805                  Altamonte Springs Feet, Inc.                                                                 0
27806                  Galleria Feet, Inc.                                                                          0
27807                  Antioch Feet, Inc.                                                                           0
27808                  River Ridge Feet, Inc.                                                                       0
27809                  Quebec Square Feet, Inc.                                                                     0
27810                  Huntsville Feet, Inc.                                                                        0
27811                  Market Plaza Feet, Inc.                                                                      0
27812                  Memphis Feet, Inc.                                                                           0
27813                  MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                     5,926
27814                  MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                    9,582
27815                  MELDISCO K-M WILLOW ST., PA., INC.                                                      12,266
27816                  MELDISCO K-M RIVERTON, WYO., INC.                                                        6,111
27817                  MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                 9,052
27818                  MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                               10,763
27819                  MELDISCO K-M MT. PLEASANT, PA., INC.                                                     9,133
27820                  MELDISCO K-M MAAG AVE., CA., INC.                                                       17,300
27821                  MELDISCO K-M MACON, GA., INC.                                                           14,594
27822                  Southwyck Fan Club, Inc.                                                                    50
27823                  MELDISCO K-M MADISON, N.C., INC.                                                         6,088
27824                  MELDISCO K-M MAIN ST., CA., INC.                                                        12,928
27825                  MELDISCO K-M MALL DRIVE, OH., INC.                                                       5,743
27826                  MELDISCO K-M LOS ANGELES, CA., INC.                                                     40,580
27827                  MELDISCO K-M LANCASTER, S.C., INC.                                                       9,045
27828                  MELDISCO K-M N. BROAD ST., N.C., INC.                                                    7,386
27829                  MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                   9,727
27830                  MELDISCO K-M LUTZ, FL., INC.                                                            10,002
27831                  PARKCHESTER FOOTACTION, INC.                                                                 0
27832                  MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                 0
27833                  MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                  9,329
27834                  MELDISCO K-M CLAYTON RD., CA., INC.                                                     15,893
27835                  MELDISCO K-M CHESAPEAKE, VA., INC.                                                      16,078
27836                  MELDISCO K-M CAMARILLO, CA., INC.                                                       13,640
27837                  MELDISCO K-M BROOMFIELD, COLO, INC.                                                      7,418
27838                  MELDISCO K-M BEMIDJI, MINN., INC.                                                        7,652
27839                  MELDISCO K-M BELLEVILLE, N.J., INC.                                                     29,124
27840                  MELDISCO K-M BECKLEY W. VA., INC.                                                       10,842
27841                  Security Square Mall Footaction, Inc.                                                        0
27842                  San Jacinto Footaction, Inc.                                                                 0
27843                  Salmon Run Fan Club, Inc.                                                                    0
27844                  Rockaway Open Country, Inc.                                                                  0


                                       18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27845                  Rivergate Mall Footaction, Inc.                                                             20
27846                  Parmatown Fan Club, Inc.                                                                     0
27847                  Paterson Main Footaction, Inc.                                                               0
27848                  Southland Terrace Footaction, Inc.                                                           0
27849                  Southland Mall Footaction, Inc.                                                             20
27850                  Providence County Fan Club, Inc.                                                            50
27851                  Post Oak Mall Footaction, Inc.                                                               0
27852                  Pico Rivera Footaction, Inc.                                                                 0
27853                  PHILADELPHIA FOOTACTION, INC.                                                                0
27854                  Permian Mall Footaction, Inc.                                                                0
27855                  Pecanland Mall Footaction, Inc.                                                              0
27856                  Studio Village Footaction, Inc.                                                            679
27857                  Staten Island Fan Club, Inc.                                                                 0
27858                  Springfield Mall Footaction, Inc.                                                          110
27859                  Northwoods Mall Footaction, Inc.                                                             0
27860                  Swansea Fan Club, Inc.                                                                       0
27861                  Sunrise Footaction, Inc.                                                                     0
27862                  MELDISCO K-M BRADENTON, FLA., INC.                                                      15,427
27863                  MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                               11,364
27864                  MELDISCO K-M CAPE CORAL, FLA., INC.                                                     15,640
27865                  MELDISCO K-M VERO BEACH, FLA., INC.                                                     17,483
27866                  MELDISCO K-M BATH, N.Y., INC.                                                            4,703
27867                  MELDISCO K-M JERSEY CITY, N.J., INC.                                                    22,551
27868                  LOCKPORT, ILL., MELDISCO K-M, INC.                                                       5,075
27869                  MELDISCO K-M FT. SMITH, ARK., INC.                                                      13,866
27870                  MELDISCO K-M GREENWICH, N.Y., INC.                                                       4,462
27871                  MELDISCO K-M CALHOUN, GA., INC.                                                          9,227
27872                  MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                               5,974
27873                  MELDISCO K-M ARTESIA, N. M., INC.                                                       10,480
27874                  MELDISCO K-M XENIA, OHIO, INC.                                                           6,886
27875                  MELDISCO K-M REXBURG, IDAHO, INC.                                                        6,362
27876                  MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                   6,314
27877                  MELDISCO K-M ONTARIO,CA., INC.                                                          22,780
27878                  MELDISCO K-M GRETNA, LA., INC.                                                          14,842
27879                  MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                     5,064
27880                  MELDISCO K-M SHAWNEE, OKLA., INC.                                                       16,794
27881                  Summit Place Fan Club, Inc.                                                                  0
27882                  Northgate - Seattle Open Country, Inc.                                                       0
27883                  North Milwaukee Avenue Footaction, Inc.                                                  3,403
27884                  Newport Center Fan Club, Inc.                                                                0
27885                  Temple Footaction, Inc.                                                                      0
27886                  Tanglewood Mall R#14 Footaction, Inc.                                                      110
27887                  Media City Fan Club, Inc.                                                                    0
27888                  MEMORIAL CITY UPRISE, INC.                                                                   0
27889                  Melbourne Square Fan Club, Inc.                                                              0
27890                  Montebello Fan Club, Inc.                                                                    0
27891                  Montclair Fan Club, Inc.                                                                     0
27892                  Miami International Fan Club, Inc.                                                           0
27893                  Mesilla Valley Mall Footaction, Inc.                                                         0


                                       19

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27894                  Menlo Park Thom McAn, Inc.                                                                   0
27895                  Richland Mall Footaction, Inc.                                                               0
27896                  Raleigh Springs Footaction, Inc.                                                           100
27897                  The Landings Footaction, Inc.                                                            1,113
27898                  Wrigley Marketplace Footaction, Inc.                                                         0
27899                  Eastpoint Mall Footaction, Inc.                                                              0
27900                  Footaction Gulfgate Mall, Inc.                                                               0
27901                  White Marsh Open Country, Inc.                                                               0
27902                  ARLINGTON UPRISE, INC.                                                                       0
27903                  Wiregrass Commons Footaction, Inc.                                                           0
27904                  WOODLANDS UPRISE, INC.                                                                       0
27905                  JESSAMINE FOOTACTION, INC.                                                                   0
27906                  Jefferson Village Footaction, Inc.                                                           0
27907                  Jefferson Footaction, Inc.                                                                  20
27908                  Iverson Mall Footaction, Inc.                                                                0
27909                  Hilltop Footaction, Inc.                                                                     0
27910                  MELDISCO K-M MCALLEN, TX., INC.                                                         16,908
27911                  MELDISCO K-M MAUSTON, WI., INC.                                                          6,745
27912                  MELDISCO K-M MARTELL, CA., INC.                                                         12,524
27913                  MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                    7,208
27914                  MELDISCO K-M EUREKA, CA, INC.                                                           16,478
27915                  MELDISCO K-M EL MONTE WAY, CA., INC.                                                    19,245
27916                  MELDISCO K-M ROCKLIN, CA., INC.                                                         11,614
27917                  MELDISCO K-M NASHVILLE, TN., INC.                                                       11,426
27918                  MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                   11,308
27919                  MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                             10,004
27920                  MELDISCO K-M METROTECH DR., VA., INC.                                                   13,464
27921                  MELDISCO K-M NATCHEZ, MS., INC.                                                          6,773
27922                  MELDISCO K-M FREEDOM, CALIF., INC.                                                      21,899
27923                  MELDISCO K-M GEORGETOWN, KY., INC.                                                       4,805
27924                  MELDISCO K-M FAUKNER RD., CA., INC.                                                     13,098
27925                  MELDISCO K-M FRANKLIN, N.C., INC.                                                        7,307
27926                  MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                              7,243
27927                  MELDISCO K-M ROANOKE, VA., INC.                                                         10,183
27928                  MELDISCO K-M NASHUA, NH., INC.                                                           3,031
27929                  MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                0
27930                  MELDISCO K-M SAN GERMAN, P.R., INC.                                                     26,045
27931                  MELDISCO K-M SEBRING, FLA., INC.                                                        18,372
27932                  MELDISCO K-M SEMINOLE, FLA., INC.                                                       18,782
27933                  MELDISCO K-M ERIE HWY., OH., INC.                                                       12,273
27934                  MELDISCO K-M FAIRMONT, MN., INC.                                                         6,225
27935                  MELDISCO K-M DOUGLAS AVE., WI., INC.                                                     6,345
27936                  MELDISCO K-M DUNDAS, MN., INC.                                                           7,293
27937                  MELDISCO K-M DURHAM, NC., INC.                                                           7,299
27938                  MELDISCO K-M EDGEWOOD, PA., INC.                                                         7,049
27939                  MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                              22,643
27940                  MELDISCO K-M FONTANA, CA., INC.                                                         26,443
27941                  MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                              6,282
27942                  MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                 5,551


                                       20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27943                  MELDISCO K-M DEVILS LK., N.D., INC.                                                      7,354
27944                  MELDISCO K-M ELKO, NV., INC.                                                             8,449
27945                  MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                              16,359
27946                  MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                               10,123
27947                  MELDISCO K-M SAN MATEO, CA., INC.                                                       23,141
27948                  MELDISCO K-M SANTA BARBARA, CA., INC.                                                   21,230
27949                  MELDISCO K-M SCOTT DEPOT, WV., INC.                                                      9,621
27950                  MELDISCO K-M MEDFORD, WI., INC.                                                          7,801
27951                  MELDISCO K-M MERAUX, LA., INC.                                                          19,977
27952                  MELDISCO K-M ROSEBURG, OR., INC.                                                         8,436
27953                  MELDISCO K-M N. COLUMBIA, GA., INC.                                                      5,142
27954                  MELDISCO K-M S. MADISON AVE., GA., INC.                                                 11,684
27955                  MELDISCO K-M N. COURT ST., OH., INC.                                                     3,280
27956                  MONTGOMERY, IL., MELDISCO K-M, INC.                                                     11,395
27957                  Eastland-Columbus Footaction, Inc.                                                          50
27958                  Seminary South Footaction, Inc.                                                              0
27959                  Regency Square Footaction, Inc.                                                              0
27960                  Elizabeth Footaction, Inc.                                                                   0
27961                  Baton Rouge Footaction, Inc.                                                                 0
27962                  Coddingtown Footaction, Inc.                                                                 0
27963                  Florin Center Footaction, Inc.                                                               0
27964                  Arsenal Footaction, Inc.                                                                     0
27965                  Florida Mall Footaction, Inc.                                                                0
27966                  Bakersfield Footaction, Inc.                                                                 0
27967                  Beaver Mall Footaction, Inc.                                                                 0
27968                  Woodland Hills Footaction, Inc.                                                              0
27969                  Greenmount Footaction, Inc.                                                                  0
27970                  Mccreeless Mall Footaction, Inc.                                                             0
27971                  North Riverside Fan Club, Inc.                                                               0
27972                  Northgate - Durham Footaction, Inc.                                                          0
27973                  Brunswick Square Footaction, Inc.                                                            0
27974                  Burlington Center (N.J.) Footaction, Inc.                                                    0
27975                  Colonial Heights Footaction, Inc.                                                            0
27976                  CENTURY FOOTACTION, INC.                                                                     0
27977                  Southland-Hayward Footaction, Inc.                                                           0
27978                  Coral Square Footaction, Inc.                                                                0
27979                  Ross Park Mall Footaction, Inc.                                                              0
27980                  Braintree Footaction, Inc.                                                                   0
27981                  Belden Footaction, Inc.                                                                     50
27982                  Brazos Mall Footaction, Inc.                                                                 0
27983                  Granger Footaction, Inc.                                                                    12
27984                  Greenbrier Mall Footaction, Inc.                                                             0
27985                  Tacoma Mall Footaction, Inc.                                                                 0
27986                  Cheltenham Square Footaction, Inc.                                                           0
27987                  Oxford Valley Mall Footaction, Inc.                                                          0
27988                  MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                             0
27989                  Southern Park Footaction, Inc.                                                              50
27990                  Shannon Footaction, Inc.                                                                     0
27991                  Pearlridge Footaction, Inc.                                                                  0


                                       21

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27992                  Orange Park (FLA.) Footaction, Inc.                                                          0
27993                  Midland Park Footaction, Inc.                                                                0
27994                  Ridgedale Fan Club, Inc.                                                                     0
27995                  Peabody Open Country, Inc.                                                                   0
27996                  Chicago Ridge Footaction                                                                     0
27997                  Menlo Park Fan Club, Inc.                                                                    0
27998                  Merritt Island Footaction. Inc.                                                              0
27999                  Md., Wheaton Footaction, Inc.                                                                0
28000                  Biltmore Square Footaction, Inc.                                                             0
28001                  Harlem-Irving Footaction, Inc.                                                               0
28002                  Ingram Park Footaction, Inc.                                                                 0
28003                  Macon Mall Footaction, Inc.                                                                  0
28004                  Virginia Center Commons Footaction, Inc.                                                     0
28005                  Miami Flagler Footaction, Inc.                                                               0
28006                  CT Post Fan Club, Inc.                                                                       0
28007                  Covina (Cal.) Footaction, Inc.                                                               0
28008                  Christiana Footaction, Inc.                                                                  0
28009                  Manassas Footaction                                                                          0
28010                  Governor's Square Footaction, Inc.                                                          20
28011                  Sunland Park Footaction, Inc.                                                                0
28012                  Denton Footaction, Inc.                                                                      0
28013                  Broadway Footaction, Inc.                                                                    0
28014                  Cutler Ridge Mall Footaction, Inc.                                                           0
28015                  MELDISCO K-M CHEMLSFORD, MASS., INC.                                                     3,626
28016                  MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                              7,968
28017                  MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                    4,977
28018                  MELDISCO K-M CARROLL, IOWA, INC.                                                         7,002
28019                  MELDISCO K-M CANTON, GA., INC.                                                          10,534
28020                  MELDISCO K-M CAMDEN, S.C., INC.                                                          7,979
28021                  MELDISCO K-M BREVARD RD., N.C., INC.                                                    12,104
28022                  MELDISCO K-M BRIGHTON, COLO., INC.                                                       9,598
28023                  MELDISCO K-M BRYAN, OHIO, INC.                                                           7,253
28024                  MELDISCO K-M BUFORD, GA., INC.                                                          15,353
28025                  MELDISCO K-M BURBANK, CA., INC.                                                         24,280
28026                  MELDISCO K-M AUSTIN, MINN., INC.                                                         9,096
28027                  MELDISCO K-M ATWATER, CA., INC.                                                         15,734
28028                  MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                               19,893
28029                  MELDISCO K-M BURTON LANE, IN., INC.                                                      6,466
28030                  MELDISCO K-M BURLINGTON, WI., INC.                                                       3,701
28031                  MELDISCO K-M BURLINGTON, WA., INC.                                                       9,783
28032                  MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                 11,691
28033                  MELDISCO K-M CALLAWAY, FLA., INC.                                                       10,320
28034                  MELDISCO K-M BUTTE, MT., INC.                                                            4,855
28035                  MELDISCO K-M CHESTER, VA., INC.                                                          9,759
28036                  MELDISCO K-M BLUEFIELD, W.VA., INC.                                                     10,500
28037                  MELDISCO K-M BONITA SPRINGS, FL., INC.                                                  20,521
28038                  MELDISCO K-M AMERICAN FORK, UT., INC.                                                   10,096
28039                  MELDISCO K-M ANOKA, MN., INC.                                                           10,374
28040                  MELDISCO K-M APPLE VALLEY, CA., INC.                                                    15,154


                                       22

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28041                  MELDISCO K-M ARECIBO, PR., INC.                                                         31,068
28042                  MELDISCO K-M ARROYO GRANDE, CA., INC.                                                   14,927
28043                  MELDISCO K-M ASHTABULA, OHIO, INC.                                                       9,159
28044                  MELDISCO K-M ATASCADERO, CA., INC.                                                      15,671
28045                  MELDISCO K-M BLACKSBURG, VA., INC.                                                       7,260
28046                  MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                   20,569
28047                  MELDISCO K-M BELLEVIEW, FL., INC.                                                       18,646
28048                  MELDISCO K-M BELL AVE., WI., INC.                                                        6,872
28049                  MELDISCO K-M BANNING, CA., INC.                                                         20,503
28050                  MELDISCO K-M CHESTERTON IND INC                                                          5,884
28051                  MELDISCO K-M BALLWIN, MO., INC.                                                          8,639
28052                  MELDISCO K-M ASHEVILLE, N.C., INC.                                                       4,168
28053                  MELDISCO K-M NEW ALBANY IN INC                                                           8,079
28054                  MELDISCO K-M SPRINGFIELD, VA., INC.                                                     12,832
28055                  MELDISCO K-M RICHFIELD, UT., INC.                                                        6,420
28056                  MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                 14,507
28057                  MELDISCO K-M RICHFIELD, MINN., INC.                                                      7,989
28058                  MELDISCO K-M WILLMAR, MINN., INC.                                                        6,828
28059                  MELDISCO K-M MAULDIN, S.C., INC.                                                         9,472
28060                  MELDISCO K-M WARREN, PA., INC.                                                           4,693
28061                  MELDISCO K-M FORT PAYNE, ALA., INC.                                                      6,321
28062                  MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                      9,126
28063                  MELDISCO K-M PORT ORANGE, FLA., INC.                                                     9,177
28064                  MELDISCO K-M KATELLA AVE., CA., INC.                                                    21,427
28065                  MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                 15,095
28066                  MELDISCO K-M SOMERSET, N.J., INC.                                                       11,061
28067                  MELDISCO K-M INDIANA, PA., INC.                                                          5,238
28068                  MELDISCO K-M OAKDALE, MINN., INC.                                                        9,148
28069                  MELDISCO K-M ITHACA, N.Y., INC.                                                          5,368
28070                  MELDISCO K-M SOMERSET, KY., INC.                                                        12,030
28071                  MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                 16,635
28072                  MELDISCO K-M UNION LAKE, MICH., INC.                                                     8,002
28073                  MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                             6,708
28074                  MELDISCO K-M DUBOIS, PA., INC.                                                           6,301
28075                  MELDISCO K-M TUCUMCARI, N. M., INC.                                                      4,685
28076                  MELDISCO K-M HIGH POINT, N.C., INC.                                                      8,115
28077                  MELDISCO K-M BAXTER, MINN., INC.                                                            25
28078                  MELDISCO K-M DEPTFORD, N.J., INC.                                                        8,472
28079                  MELDISCO K-M PALM BAY, FLA., INC.                                                       20,383
28080                  MELDISCO K-M SPRINGDALE, ARK., INC.                                                     13,582
28081                  MELDISCO K-M PHILADELPHIA, PA., INC.                                                    13,859
28082                  MELDISCO K-M LODI, N.J., INC.                                                           23,905
28083                  MELDISCO K-M CHEHALIS, WASH., INC.                                                       8,475
28084                  MELDISCO K-M BRADFORD, PA., INC.                                                             8
28085                  MELDISCO K-M CARY, N.C., INC.                                                            6,462
28086                  MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                 13,431
28087                  MELDISCO K-M LODI, CA., INC.                                                            14,722
28088                  MELDISCO K-M TORRINGTON, CONN., INC.                                                    11,679
28089                  MELDISCO K-M DICKSON, TENN., INC.                                                        6,370


                                       23

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28090                  MELDISCO K-M CULLMAN, ALA., INC.                                                         6,488
28091                  MELDISCO K-M NORTH BLVD., N.C., INC.                                                    10,729
28092                  MELDISCO K-M ROUTE 10, MISS., INC.                                                       9,540
28093                  MELDISCO K-M OREGON AVE., PA., INC.                                                     18,515
28094                  MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                   9,411
28095                  MELDISCO K-M BENSALEM, PA., INC.                                                        11,907
28096                  MELDISCO K-M N. TYLER ST., KS., INC.                                                     5,122
28097                  MELDISCO K-M PENSACOLA, FLA., INC.                                                      11,272
28098                  WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                 6,140
28099                  MELDISCO K-M RAINBOW CITY, ALA., INC.                                                    4,012
28100                  MELDISCO K-M MISSION BELL, FLA., INC.                                                   12,540
28101                  MELDISCO K-M ATHENS, ALA., INC.                                                          7,261
28102                  MELDISCO K-M INDIANAPOLIS IN INC                                                         8,572
28103                  MELDISCO K-M LAYTON, UT., INC.                                                          12,660
28104                  MELDISCO K-M JASPER, ALA., INC.                                                          7,634
28105                  MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                              19,775
28106                  MELDISCO K-M HWY 51 N WISC., INC.                                                        7,424
28107                  MELDISCO K-M PINOLE, CA., INC.                                                          20,379
28108                  MELDISCO K-M GARFIELD, MICH., INC.                                                      13,717
28109                  MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                              4,908
28110                  MELDISCO K-M LOGAN, UTAH., INC.                                                          9,302
28111                  MELDISCO K-M AUBURN, CA., INC.                                                          11,853
28112                  MELDISCO K-M LEECHBURG, PA., INC.                                                        7,335
28113                  MELDISCO K-M PORTLAND, TX., INC.                                                        14,742
28114                  MELDISCO K-M STREETSBORO, OH., INC.                                                      7,175
28115                  MELDISCO K-M SEVIERVILLE, TN., INC.                                                      9,555
28116                  MELDISCO K-M CONNEAUT, OH., INC.                                                         6,986
28117                  MELDISCO K-M MADISON, OHIO, INC.                                                         6,606
28118                  MELDISCO K-M GAS CITY IND INC                                                            5,440
28119                  MELDISCO K-M MARINE CITY, MI., INC.                                                      9,549
28120                  MELDISCO K-M ATLANTIC, IOWA, INC.                                                        7,282
28121                  MELDISCO K-M WINTER PARK, FLA., INC.                                                    17,463
28122                  MELDISCO K-M WAVELAND, MISS., INC.                                                       6,706
28123                  MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                               8,511
28124                  MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                   10,860
28125                  MELDISCO K-M OTTUMWA, IOWA, INC.                                                         7,205
28126                  MELDISCO K-M MARYSVILLE, WA., INC.                                                       9,795
28127                  MELDISCO K-M OMAHA, NEB., INC.                                                           9,073
28128                  MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                  5,868
28129                  MELDISCO K-M PIQUA, OHIO, INC.                                                           7,677
28130                  MELDISCO K-M MAYSVILLE, KY., INC                                                         7,911
28131                  WASHINGTON, ILL., MELDISCO K-M, INC.                                                     3,299
28132                  Colonial Feet, Inc.                                                                          0
28133                  Laurel Centre Footaction, Inc.                                                               0
28134                  Irving Footaction, Inc.                                                                      0
28135                  Carolina Footaction, Inc.                                                                    0
28136                  Canal and Bourbon St. Footaction, Inc.                                                       0
28137                  Longview Footaction, Inc.                                                                    0
28138                  Bonita Lakes Footaction, Inc.                                                                0


                                       24

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28139                  novusta Mall Footaction, Inc.                                                                0
28140                  Eatontown Open Country, Inc.                                                                 0
28141                  CARY FOOTACTION, INC.                                                                        0
28142                  East Towne Mall Footaction, Inc.                                                            20
28143                  Basset Center Footaction, Inc.                                                               0
28144                  Raceway Fan Club, Inc.                                                                       0
28145                  Carousal Center Footaction, Inc.                                                             0
28146                  Colonial Park Footaction, Inc.                                                               0
28147                  Avenida Norte Footaction, Inc.                                                               0
28148                  Bradley Square Footaction, Inc.                                                             20
28149                  DEPTFORD FOOTACTION, INC.                                                                    0
28150                  Eastridge Mall Footaction, Inc.                                                              0
28151                  Trumbull Park Fan Club, Inc.                                                                 0
28152                  Southpark Footaction, Inc.                                                                   0
28153                  Valley Hills Footaction, Inc.                                                                0
28154                  West Oaks Footaction, Inc.                                                                   0
28155                  Northwest Footaction, Inc.                                                                   0
28156                  Village Mall Footaction, Inc.                                                                0
28157                  Vintage Faire Footaction, Inc.                                                              25
28158                  Redondo Beach Footaction, Inc.                                                               0
28159                  River Ridge Mall Footaction, Inc.                                                          110
28160                  Charlottesville Fashion Sq. Footaction, Inc.                                                 0
28161                  MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                             20,122
28162                  MILES MELDISCO K-M IOWA ST., CALIF., INC.                                               18,718
28163                  LOVES PARK, ILL., MELDISCO K-M, INC.                                                     7,017
28164                  MELDISCO K-M AURORA, COLO., INC.                                                        30,898
28165                  MILES MELDISCO K-M EVERETT, WASH., INC.                                                 13,975
28166                  MILES MELDISCO K-M FILMORE COLORADO, INC.                                               15,432
28167                  MILES MELDISCO K-M FITCHBURG MA, INC.                                                   11,430
28168                  MILES MELDISCO K-M FLORISSANT, MO., INC.                                                15,045
28169                  MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                             8,187
28170                  MILES MELDISCO K M FORT WAYNE IND INC                                                    8,114
28171                  MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                15,268
28172                  Eastgate Footaction, Inc.                                                                   50
28173                  Dolphin Mall Footaction, Inc.                                                                0
28174                  MILES MELDISCO K-M FT LAUDERDALE INC                                                    27,996
28175                  MELDISCO K-M AUBURN, MAINE, INC.                                                        12,658
28176                  MELDISCO K-M ALBANY, ORE., INC.                                                         10,015
28177                  MELDISCO K-M ANNANDALE, VA., INC.                                                       34,498
28178                  MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                             20,203
28179                  MELDISCO K-M 3610 PECK RD., CA., INC.                                                   17,967
28180                  MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                       18,685
28181                  MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                             34,320
28182                  MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                21,541
28183                  MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                              36,338
28184                  MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                       18,096
28185                  MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                17,557
28186                  MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                           13,209
28187                  MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                           31,141


                                       25

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28188                  MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                  10,669
28189                  MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                            13,781
28190                  MELDISCO K-M 1745 QUENTIN, PA., INC.                                                    10,342
28191                  MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                               10,592
28192                  MELDISCO K-M 8730 RIO, CA., INC.                                                        17,017
28193                  MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                               16,297
28194                  MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                               11,859
28195                  MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                             14,726
28196                  MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                               11,739
28197                  MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                           21,240
28198                  MELDISCO K-M 2855 DUNN RD., MO., INC.                                                   11,960
28199                  MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                    0
28200                  MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                            24,993
28201                  MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                 9,137
28202                  MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                             21,670
28203                  MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                            36,006
28204                  MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                            23,308
28205                  MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                   19,600
28206                  MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                             11,346
28207                  MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                              42,614
28208                  MELDISCO K-M BRONX, N.Y., INC.                                                          39,723
28209                  MELDISCO K-M BRANSON, MO., INC.                                                         15,647
28210                  MELDISCO K-M BISHOP, CA., INC.                                                          11,940
28211                  MELDISCO K-M BLYTHE, CA., INC.                                                          18,010
28212                  MELDISCO K-M BELL RD., AZ., INC.                                                        18,462
28213                  MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                31,949
28214                  MELDISCO K-M BURNSVILLE, MINN., INC.                                                     9,145
28215                  MELDISCO K-M BEDFORD IND INC                                                             4,050
28216                  MELDISCO K-M BAYAMON, PR., INC.                                                         41,881
28217                  MELDISCO K-M BATAVIA, N.Y., INC.                                                         6,887
28218                  MELDISCO K-M 3808 BRADY ST., IA., INC.                                                   9,523
28219                  MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                              36,488
28220                  MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                15,348
28221                  MELDISCO K-M BEAVER FALLS, PA., INC.                                                     5,196
28222                  MELDISCO K-M ANNAPOLIS, MD., INC.                                                       16,826
28223                  MELDISCO K-M AMHERST, OHIO, INC.                                                        14,865
28224                  MELDISCO K-M AMES, IOWA, INC.                                                            8,050
28225                  MELDISCO K-M ALPENA, MICH, INC.                                                          8,163
28226                  MELDISCO K-M ALLEGANY, N.Y., INC.                                                        5,486
28227                  MELDISCO K-M BARTOW RD., FLA., INC.                                                      4,144
28228                  MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                       7,541
28229                  Lakeforest Fan Club, Inc.                                                                    0
28230                  Hanford Fan Club, Inc.                                                                     108
28231                  Greece Town Mall Fan Club, Inc.                                                              0
28232                  Fox Valley Footaction, Inc.                                                                  0
28233                  Boulevard Mall Fan Club, Inc.                                                                0
28234                  Harrisburg East Footaction, Inc.                                                             0
28235                  Hattisburg Footaction, Inc.                                                                  0
28236                  Haywood Footaction, Inc.                                                                     0


                                       26

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28237                  Hulen Footaction, Inc.                                                                       0
28238                  INDEPENDENCE MALL FOOTACTION, INC.                                                           0
28239                  Regency Square Footaction, Inc.                                                              0
28240                  Serramonte Footaction, Inc.                                                                  0
28241                  Park City Footaction, Inc.                                                                   0
28242                  Prince George's Footaction, Inc.                                                             0
28243                  Prien Lake Footaction, Inc.                                                                  0
28244                  MELDISCO/PAY LESS HINES, OR., INC.                                                         566
28245                  Palm Beach Footaction, Inc.                                                                  0
28246                  Ocala Footaction, Inc.                                                                       0
28247                  Oxmoor Center Footaction, Inc                                                               10
28248                  Cortana Footaction, Inc.                                                                     0
28249                  Emerald Square Footaction, Inc.                                                              0
28250                  Fairlane Footaction, Inc.                                                                    0
28251                  Oakwood Footaction, Inc.                                                                     0
28252                  Cherry Hill Footaction, Inc.                                                                 0
28253                  Cloverleaf Footaction, Inc.                                                                  0
28254                  Coronado Center Footaction, Inc.                                                            25
28255                  PLaza del Caribe Footaction, Inc.                                                            0
28256                  MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                            14,552
28257                  MELDISCO K-M W. COVINA, CA., INC.                                                       18,334
28258                  MELDISCO K-M APPLE AVE., MICH., INC.                                                    12,895
28259                  MELDISCO K-M REDWOOD CITY, CA., INC.                                                    30,096
28260                  MELDISCO K-M HOUMA, LA., INC.                                                           10,080
28261                  MELDISCO K-M MIDLAND, MICH., INC.                                                        7,525
28262                  LANSING, ILL., MELDISCO K-M, INC.                                                       12,493
28263                  MELDISCO K-M BEACON WOODS DR., FLA., INC.                                               19,513
28264                  MELDISCO K-M VINELAND, N.J., INC.                                                       14,487
28265                  MELDISCO K-M POCATELLO, INC.                                                             7,789
28266                  MELDISCO K-M FT. MYERS, FLA., INC                                                       20,236
28267                  MELDISCO K-M TEMPLE CITY, CA., INC.                                                     25,150
28268                  MELDISCO K-M CUDAHY, CALIF., INC.                                                       33,485
28269                  ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                   10,560
28270                  MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                10,831
28271                  MELDISCO K-M BRIGHTON, MICH., INC.                                                       6,612
28272                  MELDISCO K-M LAPEER, MICH., INC.                                                        11,364
28273                  MELDISCO K-M FT. PIERCE, FLA., INC.                                                     12,816
28274                  MELDISCO K-M JACKSONVILLE, N.C., INC.                                                    6,320
28275                  SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                  10,523
28276                  MELDISCO K-M SEDALIA, MO., INC.                                                          8,312
28277                  MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                14,506
28278                  MELDISCO K-M FOSTORIA, OHIO, INC.                                                        5,398
28279                  MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                  15,915
28280                  MELDISCO K-M ALAMOGORDO, N.M., INC.                                                      8,789
28281                  MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                   20,247
28282                  MELDISCO K-M MADISONVILLE, KY., INC.                                                     7,095
28283                  MELDISCO K-M WARSAW IND INC                                                              7,340
28284                  MELDISCO K-M OWNESBORO, KY., INC.                                                        7,467
28285                  MELDISCO K-M ELWOOD IND INC                                                              6,101


                                       27

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28286                  MELDISCO K-M MT. AIRY, N.C., INC.                                                        7,678
28287                  MELDISCO K-M OLATHE, KS., INC.                                                           7,135
28288                  MELDISCO K-M ORANGE PARK, FLA., INC.                                                    12,125
28289                  MELDISCO K-M DECATUR, ALA., INC.                                                         8,610
28290                  MELDISCO K-M FT. MORGAN, COLO., INC.                                                     6,450
28291                  MELDISCO K-M ENOLA, PA., INC.                                                            6,110
28292                  MELDISCO K-M FRONT ROYAL, VA., INC.                                                     11,075
28293                  MELDISCO K-M BALTIMORE CITY, MD., INC.                                                  12,685
28294                  MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                               22,708
28295                  MELDISCO K-M WICHITA, KS., INC.                                                          5,886
28296                  MELDISCO K-M CLAY, N.Y., INC.                                                            4,926
28297                  MELDISCO K-M GARDENDALE, ALA., INC.                                                      8,017
28298                  MELDISCO K-M PANAMA CITY, FLA., INC.                                                    11,855
28299                  MELDISCO K-M COVINGTON, VA., INC.                                                        4,569
28300                  MELDISCO K-M HARLINGEN, TX., INC.                                                       14,581
28301                  MELDISCO K-M REDLANDS, CA., INC.                                                        18,528
28302                  MELDISCO K-M ESCANABA, MICH., INC.                                                       3,574
28303                  MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                  8,726
28304                  MELDISCO K-M GREECE, N.Y., INC.                                                          6,502
28305                  MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                              12,509
28306                  MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                            16,318
28307                  MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                               21,870
28308                  MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                            33,563
28309                  MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                             21,507
28310                  MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                               8,256
28311                  MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                              9,978
28312                  MILES MELDISCO K-M SOUTH BEND, IND., INC.                                                8,831
28313                  MILES MELDISCO K-M ROSWELL RD., GA., INC.                                               19,476
28314                  MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                               9,651
28315                  MILES MELDISCO K-M SALEM, N. H., INC.                                                   15,068
28316                  MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                            12,533
28317                  MILES MELDISCO K-M SHADELAND IND INC                                                    15,370
28318                  MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                            40,599
28319                  MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                               10,401
28320                  MILES MELDISCO K-M SO MADISON AVE IND INC                                               16,241
28321                  MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                               0
28322                  MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                14,996
28323                  MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                    7,317
28324                  MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                              16,925
28325                  MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                           8,828
28326                  MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                              14,516
28327                  MILES MELDISCO K-M STOCKTON, CAL., INC.                                                 19,460
28328                  MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                         9,315
28329                  MILES MELDISCO K-M ROSERY RD FLA INC                                                    16,300
28330                  MILES MELDISCO K-M ROCHESTER, MINN., INC.                                               10,227
28331                  MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                            23,572
28332                  MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                              21,827
28333                  MILES MELDISCO K-M STOW, OHIO, INC.                                                      7,203
28334                  MILES MELDISCO K-M TAMPA FLA INC                                                        15,421


                                       28

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28335                  MILES MELDISCO K-M TARENTUM RD., PA., INC.                                              11,477
28336                  MILES MELDISCO K-M TILGHAM ST., PA., INC.                                               13,587
28337                  MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                               0
28338                  MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                              13,499
28339                  MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                              17,520
28340                  MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                             9,902
28341                  MILES MELDISCO K-M VENTURA, CAL., INC.                                                  14,713
28342                  MILES MELDISCO K-M VERSAILLES, PA., INC.                                                 7,731
28343                  MILES MELDISCO K-M VIVIAN, MO., INC.                                                     9,102
28344                  MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                             18,299
28345                  MILES MELDISCO K-M TAYLOR, MICH., INC.                                                  25,838
28346                  MILES MELDISCO K-M TROY, MICH., INC.                                                    14,598
28347                  MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                            9,534
28348                  MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                 9,204
28349                  MILES MELDISCO K-M W 1400 S UTAH INC.                                                   12,938
28350                  MELDISCO K-M  MANISTEE, MICH., INC.                                                      9,212
28351                  MELDISCO K-M BALTIMORE, MD., INC.                                                       15,023
28352                  MILES MELDISCO K-M YPSILANTI, MICH., INC.                                               10,081
28353                  MILES MELDISCO K-M YAKIMA, WASH., INC.                                                  12,312
28354                  MILES MELDISCO K-M WILSON RD., CALIF., INC.                                             21,363
28355                  MILES MELDISCO K-M YOUNGSTOWN, INC.                                                      7,709
28356                  MILES MELDISCO K-M WESTLAND, MICH., INC.                                                16,747
28357                  MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                             5,329
28358                  MILES MELDISCO K-M WEST RD., MICH., INC.                                                 2,869
28359                  MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                 5,351
28360                  MELDISCO K-M PINEVILLE, LA., INC.                                                       13,941
28361                  MELDISCO K-M WILMINGTON, DE., INC.                                                      16,161
28362                  MELDISCO K-M ST. JOHNS, MI., INC.                                                        7,033
28363                  MELDISCO K-M ST. GEORGE, UT., INC.                                                      16,340
28364                  MELDISCO K-M PAINTSVILLE, KY., INC.                                                      7,881
28365                  MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                  14,238
28366                  MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                        21,358
28367                  MELDISCO K-M OAK HARBOR, WA., INC.                                                       6,177
28368                  MELDISCO K-M NOGALES, ARIZ., INC.                                                       30,499
28369                  MELDISCO K-M SOUTH BISHOP, MO., INC.                                                     8,152
28370                  MELDISCO K-M POMPANO BEACH, FL., INC.                                                   18,542
28371                  MELDISCO K-M ST. CLOUD, MN., INC.                                                       11,776
28372                  MELDISCO K-M RIPON, WI., INC.                                                            6,376
28373                  MELDISCO K-M PINEVILLE, N.C., INC.                                                       8,494
28374                  MELDISCO K-M WINTER GARDEN, FL., INC.                                                   17,352
28375                  MELDISCO K-M WINCHESTER, KY., INC.                                                       7,843
28376                  MELDISCO K-M WISE, VA., INC.                                                            10,562
28377                  MELDISCO K-M RIO RANCHO, NM., INC.                                                      12,160
28378                  MELDISCO K-M YANKTON, S.D., INC.                                                         6,850
28379                  MELDISCO K-M ORANGEBURG, S.C., INC.                                                     12,063
28380                  MELDISCO K-M PALATKA, FLA., INC.                                                        11,828
28381                  MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                                8,153
28382                  MELDISCO K-M NORTH KENT MALL, MICH., INC.                                               12,297
28383                  MELDISCO K-M NORWALK, OHIO, INC.                                                         4,679


                                       29

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28384                  MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                  13,939
28385                  MELDISCO K-M NEW BOSTON, OHIO, INC.                                                     11,592
28386                  MELDISCO K-M PORTAGE RD., OHIO, INC.                                                     9,345
28387                  MELDISCO K-M ST. JOnovH, MO., INC.                                                       4,286
28388                  MELDISCO K-M WYTHEVILLE, VA., INC.                                                       6,875
28389                  MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                 13,360
28390                  MELDISCO K-M OCONOMOWOC, WI., INC.                                                       7,501
28391                  MELDISCO K-M OAK RIDGE, TENN., INC.                                                      9,380
28392                  MELDISCO K-M WINTER SPRINGS, FL., INC.                                                  16,785
28393                  MELDISCO K-M PLYMOUTH, IN., INC.                                                         4,813
28394                  MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                    5,323
28395                  MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                              18,618
28396                  MELDISCO K-M PITTSTON, PA., INC.                                                         4,765
28397                  MELDISCO K-M PRESCOTT, ARIZ., INC.                                                      11,146
28398                  MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                   13,693
28399                  MELDISCO K-M RICHMOND, VA., INC.                                                        16,523
28400                  MELDISCO K-M GUAYAMA, N.Y., INC.                                                        24,371
28401                  MELDISCO K-M HENDERSON, NEV., INC.                                                      19,095
28402                  MELDISCO K-M CHARLEVOIX, MI., INC.                                                       6,612
28403                  MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                            29,761
28404                  MELDISCO K-M GOLDENROD RD., N., FL., INC.                                               16,215
28405                  MELDISCO K-M NORTHPORT, AL., INC.                                                        6,560
28406                  MELDISCO K-M OXON HILL, MD., INC.                                                       12,021
28407                  MELDISCO K-M ORANGE CITY, FL., INC.                                                     17,878
28408                  MELDISCO K-M OAK PARK, MI., INC.                                                        16,854
28409                  MELDISCO K-M NORTH BERGEN, N.J., INC.                                                    1,681
28410                  MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                  24,030
28411                  MELDISCO K-M KENT, WASH., INC.                                                          14,202
28412                  MELDISCO K-M ONTARIO, ORE., INC.                                                         8,660
28413                  MELDISCO K-M GONZALES, LA., INC.                                                        12,105
28414                  MELDISCO K-M BURNHAM, PA., INC.                                                          6,734
28415                  MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                                8,215
28416                  MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                       518
28417                  MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                              678
28418                  MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                             12,885
28419                  MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                                5,684
28420                  Highland Mall Footaction, Inc.                                                               0
28421                  Military Circle Footaction, Inc.                                                             0
28422                  Mall of Abilene Footaction, Inc.                                                             0
28423                  Santurce Footaction, Inc.                                                                    0
28424                  Sikes Center Footaction, Inc                                                                 0
28425                  Newburgh Mall Footaction, Inc.                                                               0
28426                  Newport City Thom McAn, Inc                                                              1,718
28427                  Marquette Mall Footaction, Inc.                                                              0
28428                  Granite Run Fan Club, Inc.                                                                   0
28429                  Gadsden Mall Footaction, Inc.                                                                0
28430                  MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                 616
28431                  MELDISCO/PAY LESS MEAD, WA., INC.                                                          477
28432                  MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                  23,021


                                       30

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28433                  Georgia Square Footaction, Inc.                                                              0
28434                  Great Northwest Footaction, Inc.                                                             0
28435                  Hamilton Place Footaction, Inc.                                                             20
28436                  Sharpstown Center Footaction, Inc.                                                           0
28437                  Roosevelt Mall (PA) Footaction, Inc.                                                         0
28438                  Great Mall Footaction, Inc.                                                                  0
28439                  Mall Del Norte Footaction, Inc.                                                              0
28440                  Valle Vista Footaction, Inc.                                                                 0
28441                  Metro North Footaction, Inc.                                                                 0
28442                  Natick Mall Footaction, Inc.                                                                 0
28443                  North East Footaction, Inc.                                                                  0
28444                  Independence Center Footaction, Inc.                                                         0
28445                  West Oaks Footaction, Inc.                                                                   0
28446                  South Plains Footaction, Inc.                                                                0
28447                  Southlake Mall Footaction, Inc.                                                              0
28448                  Tucson Mall Footaction, Inc.                                                                 0
28449                  Town East Footaction, Inc.                                                                   0
28450                  University Footaction, Inc.                                                                  0
28451                  Solomon Pond Footaction, Inc.                                                                0
28452                  Warner Robins Galleria Footaction, Inc.                                                      0
28453                  Carolina East Footaction, Inc.                                                               0
28454                  Camp Wisdom Footaction, Inc.                                                               531
28455                  MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                 0
28456                  Capital Footaction, Inc.                                                                     0
28457                  Boynton Beach Footaction, Inc.                                                               0
28458                  Annapolis Mall Footaction, Inc.                                                              0
28459                  Citadel Mall Footaction, Inc.                                                                0
28460                  Steamtown Footaction, Inc.                                                                   0
28461                  St. Clair FootAction, Inc.                                                                   0
28462                  Pasadena Towne Square Footaction, Inc.                                                       0
28463                  Mt. Berry Square Footaction, Inc,                                                            0
28464                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                  0
28465                  Tyrone Square Footaction, Inc.                                                               0
28466                  OAK HOLLOW FOOTACTION, INC.                                                                  0
28467                  Mall at 163rd St. Footaction, Inc.                                                           0
28468                  Northgate Footaction, Inc.                                                                   0
28469                  Magnolia Mall Footaction, Inc.                                                               0
28470                  Columbia Center Footaction, Inc.                                                             0
28471                  FOUR SEASONS FOOTACTION, INC.                                                                0
28472                  Greenspoint Footaction, Inc.                                                                 0
28473                  Gulf View Square Footaction Inc.                                                             0
28474                  Golden East Crossing Footation, Inc.                                                         0
28475                  Hudson Mall Footaction, Inc.                                                                 0
28476                  Spring Hill Footaction, Inc.                                                                 0
28477                  Taylor Township Footaction, Inc                                                              0
28478                  Broward Mall Footaction, Inc.                                                                0
28479                  Fairgrounds Sq. Footaction, Inc.                                                             0
28480                  Oak Park Footaction, Inc.                                                                    0
28481                  Kenner Footaction, Inc.                                                                      0


                                       31

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28482                  Old Hickory Mall Footaction, Inc.                                                           20
28483                  SOUTH SQUARE MALL FOOTACTION, INC.                                                           0
28484                  W. Mifflin Footaction, Inc.                                                                  0
28485                  Lakeland Square Footaction, Inc.                                                             0
28486                  Westgate Mall Footaction, Inc.                                                               0
28487                  TWIN RIVERS MALL FOOTACTION, INC.                                                            0
28488                  Anderson Footaction, Inc.                                                                    0
28489                  MELDISCO K-M PROVO, UT., INC.                                                            9,958
28490                  MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                 14,187
28491                  MELDISCO K-M RIO PIEDRAS, PR., INC.                                                     15,479
28492                  MELDISCO K-M GRAYLING, MI, INC.                                                          6,352
28493                  MELDISCO K-M GRAYSON, KY., INC.                                                         13,255
28494                  MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                  6,751
28495                  MELDISCO K-M HAVRE, MONT., INC.                                                          6,562
28496                  MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                  34,930
28497                  MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                              16,935
28498                  MELDISCO K-M GREENVILLE, MI., INC.                                                      11,055
28499                  MELDISCO K-M HESPERIA, CA., INC.                                                        17,142
28500                  MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                 5,756
28501                  MELDISCO K-M LANTANA, FLA., INC.                                                        23,764
28502                  MELDISCO K-M LANGHORNE, PA., INC.                                                       10,943
28503                  MELDISCO K-M HUTCHINSON, KAN., INC.                                                      4,961
28504                  MELDISCO K-M LAWTON, OKLA., INC.                                                        16,754
28505                  MELDISCO K-M MT. PLEASANT, MICH., INC.                                                   9,394
28506                  MELDISCO K-M HALSTEAD ST., MICH., INC.                                                   8,286
28507                  MELDISCO K-M HILLTOP DR., CALIF., INC.                                                  17,380
28508                  MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                               10,870
28509                  MELDISCO K-M HUNTINGTON IND INC                                                          6,182
28510                  MELDISCO K-M HORSEHEADS, N.Y., INC.                                                      6,456
28511                  MELDISCO K-M LEWISTON, ID., INC.                                                         7,502
28512                  MELDISCO K-M LONGMONT, COLO., INC.                                                      11,631
28513                  MELDISCO K-M HAMPTON, VA., INC.                                                         11,741
28514                  MELDISCO K-M HEMET, CALIF., INC.                                                        17,938
28515                  MELDISCO K-M HOBBS, N.M., INC.                                                          10,543
28516                  MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                  7,832
28517                  MELDISCO K-M JEFFERSON CITY, MO., INC.                                                  11,801
28518                  MELDISCO K-M KALISPELL, MO., INC.                                                        8,430
28519                  MELDISCO K-M LONGVIEW, TX., INC.                                                        10,848
28520                  MELDISCO K-M MAIN ST., WISC., INC.                                                       7,229
28521                  MELDISCO K-M LOUISVILLE, KY., INC.                                                      13,123
28522                  MELDISCO K-M HYANNIS, MASS., INC.                                                       21,232
28523                  MELDISCO K-M KINGSPORT, TENN., INC.                                                      9,736
28524                  MELDISCO K-M JACKSON, TENN., INC.                                                        8,122
28525                  MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                   15,282
28526                  MELDISCO K-M HWY. 33, VA., INC.                                                         12,085
28527                  MELDISCO K-M MALL BLVD., PA., INC.                                                       9,580
28528                  MELDISCO K-M LAKE PARK, FLA., INC.                                                      25,968
28529                  MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                   8,741
28530                  MELDISCO K-M LAS CRUCES, N.M., INC.                                                      9,117


                                       32

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28531                  MELDISCO K-M HOOKSETT, N.H., INC.                                                        9,726
28532                  MELDISCO K-M HELENA, MONT., INC.                                                         5,393
28533                  MELDISCO K-M HAYWARD, CALIF., INC.                                                      24,272
28534                  MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                  7,996
28535                  MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                                9,314
28536                  MILES MELDISCO K-M CIRCLE, KY., INC.                                                    12,116
28537                  MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                            15,209
28538                  MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                    0
28539                  MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                             12,211
28540                  MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                             10,368
28541                  MILES MELDISCO K-M CEDAR ST., MICH., INC.                                               10,829
28542                  MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                             15,209
28543                  MILES MELDISCO K-M BUTLER ST., PA., INC.                                                 6,966
28544                  MILES MELDISCO K-M BLOOMINGTON IND INC                                                   5,891
28545                  MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                           16,163
28546                  MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                                8,958
28547                  MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                              10,522
28548                  MILES MELDISCO K-M BELT H'WAY., MO., INC.                                                6,808
28549                  MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                             35,026
28550                  MILES MELDISCO K-M BEACH BLVD FLA INC                                                   22,772
28551                  MILES MELDISCO K-M BANISTER RD., MO., INC.                                               7,183
28552                  MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                    8,749
28553                  MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                              22,724
28554                  MILES MELDISCO K-M BISCAYNE FLA INC                                                     24,893
28555                  MILES MELDISCO K-M 72ND ST., WASH., INC.                                                14,144
28556                  MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                            12,392
28557                  MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                        43,621
28558                  MILES MELDISCO K-M ARVADA, COLO., INC.                                                  10,813
28559                  MILES MELDISCO K-M BISMARK, N. DAK., INC.                                               12,778
28560                  MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                        14,094
28561                  MILES MELDISCO K-M 2873 W., PA., INC.                                                    6,983
28562                  MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                             6,193
28563                  MILES MELDISCO K-M AVE., J., CALIF., INC.                                               16,173
28564                  MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                        19,549
28565                  MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                        32,064
28566                  MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                   12,537
28567                  MILES MELDISCO K-M 66 ST FLA INC                                                        18,705
28568                  MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                            16,656
28569                  MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                              12,527
28570                  MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                               8,013
28571                  MILES MELDISCO K-M 9TH ST., FLA., INC.                                                   3,650
28572                  MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                11,416
28573                  MILES MELDISCO K-M CUDAHY, WISC., INC.                                                   9,684
28574                  MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                                8,848
28575                  MILES MELDISCO K-M EL CAJON, CALIF., INC.                                               20,895
28576                  MILES MELDISCO K-M DENVER, INC.                                                          8,518
28577                  MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                               19,091
28578                  MILES MELDISCO K-M DES PLAINES, INC.                                                    13,838
28579                  MILES MELDISCO K-M DIXIE, KY., INC.                                                      7,354


                                       33

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28580                  MILES MELDISCO K-M DORAVILLE, GA., INC.                                                 37,320
28581                  MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                   9,909
28582                  MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                 12,958
28583                  MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                  8,889
28584                  MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                     8,433
28585                  MELDISCO K-M SHEBOYGAN, WISC., INC.                                                      5,415
28586                  MELDISCO K-M MURFREESBORO, TENN., INC.                                                   6,465
28587                  MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                                9,305
28588                  MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                  14,144
28589                  MELDISCO K-M LAKE ORION, MICH., INC.                                                     9,453
28590                  MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                            12,410
28591                  MELDISCO K-M ST. novUSTINE, FLA., INC.                                                  13,333
28592                  MELDISCO K-M. ACTON, MASS., INC.                                                         7,020
28593                  MELDISCO K-M ELLICOTT CITY, MD., INC.                                                    9,550
28594                  MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                   9,247
28595                  MELDISCO K-M SEASIDE, CA., INC.                                                              0
28596                  MELDISCO K-M BROOKHAVEN, PA., INC.                                                       9,439
28597                  MELDISCO K-M SAYRE, PA., INC.                                                            5,482
28598                  MELDISCO K-M NEWBURYPORT, MASS., INC.                                                    6,309
28599                  MELDISCO K-M SHERIDAN, WYO., INC.                                                        3,381
28600                  MELDISCO K-M LA PORTE IND INC                                                            7,073
28601                  MELDISCO K-M FALL RIVER, MASS., INC.                                                    10,465
28602                  MELDISCO K-M FEDERAL HWY., FLA., INC.                                                   26,003
28603                  MELDISCO K-M NEW CASTLE, PA., INC.                                                       8,088
28604                  MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                               7,714
28605                  MELDISCO K-M WAYNESBORO, PA., INC.                                                       7,075
28606                  MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                   3,591
28607                  MELDISCO K-M BELLE VERNON, PA., INC.                                                     7,367
28608                  MELDISCO K-M HERNDON, VA., INC.                                                         16,681
28609                  MELDISCO K-M WATERTOWN, CT., INC.                                                        9,097
28610                  MELDISCO K-M WILLIAMSPORT, PA., INC.                                                     9,724
28611                  MELDISCO K-M EAGLEVILLE, PA., INC.                                                       7,981
28612                  MELDISCO K-M GLASSBORO, N.J., INC.                                                      10,014
28613                  MELDISCO K-M MARYVILLE, TENN., INC.                                                      9,751
28614                  MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                 10,326
28615                  MELDISCO K-M SUNLAND, CA., INC.                                                              0
28616                  NEW LENOX, ILL., MELDISCO K-M, INC.                                                      9,185
28617                  MELDISCO K-M BERWICK, PA., INC.                                                          7,733
28618                  MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                  16,590
28619                  MELDISCO K-M LAKE TAHOE, CA., INC.                                                      15,310
28620                  MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                 4,017
28621                  MELDISCO K-M ALLENTOWN, PA., INC.                                                       14,678
28622                  MELDISCO K-M CORTLAND, N.Y., INC.                                                        5,375
28623                  MELDISCO K-M novUSTA, MAINE, INC.                                                        6,803
28624                  MELDISCO K-M MEADEVILLE, PA., INC.                                                       6,164
28625                  MELDISCO K-M E. STROUDSBURG, PA., INC.                                                  11,566
28626                  MELDISCO K-M LANCASTER, PA., INC.                                                       11,812
28627                  MELDISCO K-M RIO GRANDE, N.J., INC.                                                     19,446
28628                  PONTIAC, ILL., MELDISCO K-M, INC.                                                        4,482


                                       34

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28629                  PULASKI, ILL., MELDISCO K-M, INC.                                                       19,444
28630                  MELDISCO K-M CLAYMONT, DEL., INC.                                                        8,612
28631                  MELDISCO K-M GOLDSBORO, N.C., INC.                                                       6,403
28632                  MELDISCO K-M WATERVILLE, MAINE, INC.                                                     9,137
28633                  MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                   15,658
28634                  MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                               15,512
28635                  MELDISCO K-M CHEBOYGAN, MICH., INC.                                                      6,094
28636                  MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                8,092
28637                  MELDISCO K-M KINSTON, N. C., INC.                                                        3,159
28638                  MELDISCO K-M SARALAND, ALA., INC.                                                       12,901
28639                  MELDISCO K-M JAMESTOWN, N.D.,INC.                                                        5,781
28640                  MELDISCO K-M ENDICOTT, N.Y., INC.                                                        4,771
28641                  MELDISCO K-M QUAKERTOWN, PA., INC.                                                       8,800
28642                  MELDISCO K-M KOKOMO, IN., INC.                                                           6,065
28643                  MELDISCO K-M CINCINNATI, OHIO, INC.                                                     11,686
28644                  MELDISCO K-M PIERRE, S.D., INC.                                                          6,578
28645                  MELDISCO K-M WOODBRIDGE, VA., INC.                                                      17,877
28646                  MELDISCO K-M LEBANON, TENN., INC.                                                        6,231
28647                  MELDISCO K-M CHATTANOOGA, TN., INC.                                                      4,371
28648                  MELDISCO K-M SPRINGFIELD, MA., INC.                                                     16,455
28649                  MELDISCO K-M RICHMOND, MICH., INC.                                                      10,791
28650                  MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                 16,863
28651                  MELDISCO K-M PLACERVILLE, CA., INC.                                                     12,222
28652                  MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                               7,344
28653                  MELDISCO K-M ALBERTVILLE, ALA., INC.                                                     8,537
28654                  MELDISCO K-M WINONA, MINN., INC.                                                         7,114
28655                  MELDISCO K-M O'FALLON, MO., INC.                                                        10,339
28656                  MELDISCO K-M 3020 12TH ST., S.D., INC.                                                   7,352
28657                  MELDISCO K-M WEST BEND, WISC., INC.                                                      2,992
28658                  MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                  16,372
28659                  MELDISCO K-M WEST CHESTER, PA., INC.                                                     9,460
28660                  MELDISCO K-M TEXARKANA, TX., INC.                                                       11,558
28661                  MELDISCO K-M DANVILLE, KY., INC.                                                         6,175
28662                  MELDISCO K-M FRACKVILLE, PA., INC.                                                       8,882
28663                  MORTON, ILL., MELDISCO K-M, INC.                                                         4,704
28664                  MELDISCO K-M WEST STATE ST., N.Y., INC.                                                  8,796
28665                  MELDISCO K-M ALMA, MICH., INC.                                                           5,363
28666                  MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                  6,242
28667                  MELDISCO K-M KEARNEY, N.J., INC.                                                        36,425
28668                  MELDISCO K-M E. 10TH ST., S.D., INC.                                                     7,438
28669                  MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                   20,792
28670                  MELDISCO K-M PARAMUS, N.J., INC.                                                        22,234
28671                  MELDISCO K-M CLOSTER, N.J., INC.                                                        21,246
28672                  MELDISCO K-M GRASS VALLEY, CA., INC.                                                    13,731
28673                  MELDISCO K-M KEARNS, UT., INC.                                                          10,905
28674                  MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                    4,143
28675                  MELDISCO K-M MADISON HGTS, MICH., INC.                                                  24,722
28676                  MELDISCO K-M MARIETTA, OH., INC.                                                         8,406
28677                  MELDISCO K-M MADISON ST., TN., INC.                                                      5,059


                                       35

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28678                  MELDISCO K-M RICHLANDS, VA., INC.                                                       10,395
28679                  MELDISCO K-M BROWNSBURG IN INC                                                           6,151
28680                  MELDISCO K-M CODY, WY., INC.                                                             2,531
28681                  WOODSTOCK, ILL., MELDISCO K-M, INC.                                                      7,119
28682                  MT. VERNON, ILL., MELDISCO K-M, INC.                                                     8,772
28683                  MELDISCO K-M PETALUMA, CA., INC.                                                        16,212
28684                  MELDISCO K-M ROMEO, MICH., INC.                                                          7,896
28685                  MELDISCO K-M OUTER LOOP, KY., INC.                                                      12,264
28686                  BELL RD., ILL., MELDISCO K-M, INC.                                                       6,495
28687                  S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                 11,075
28688                  MELDISCO K-M CLINTON, MD., INC.                                                          2,528
28689                  MELDISCO K-M CROSSVILLE, TENN., INC.                                                     7,776
28690                  MELDISCO K-M LEAVENWORTH, KS., INC.                                                      3,344
28691                  MELDISCO K-M SCOTTSBORO, ALA., INC.                                                      5,593
28692                  MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                                9,319
28693                  MELDISCO K-M WILMINGTON, N.C., INC.                                                      7,994
28694                  MELDISCO K-M XYLON AVE., MINN., INC.                                                    10,177
28695                  MELDISCO K-M ZANESVILLE, OHIO, INC.                                                      7,351
28696                  MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                          32,430
28697                  MELDISCO K-M VINCENNES IND INC                                                           5,809
28698                  MELDISCO K-M WAYNE, N.J. INC.                                                           28,991
28699                  MELDISCO K-M WEIRTON W. VA., INC.                                                        4,913
28700                  MELDISCO K-M WESTLAKE, OHIO, INC.                                                        5,840
28701                  MELDISCO K-M FARMINGTON, N.M., INC.                                                     14,583
28702                  MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                              10,938
28703                  MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                               7,927
28704                  MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                 11,557
28705                  MELDISCO K-M FAIRBORN, OHIO, INC.                                                        7,518
28706                  MELDISCO K-M FT. MITCHELL, KY., INC.                                                    10,891
28707                  MELDISCO K-M MINNETONKA, MINN., INC.                                                     9,460
28708                  MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                     20,133
28709                  MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                        8,357
28710                  MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                              26,669
28711                  MELDISCO K-M GREENWOOD IND INC                                                           8,353
28712                  MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                      616
28713                  MELDISCO K-M GRAY AVE., CALIF., INC.                                                    18,271
28714                  MELDISCO K-M GREENWOOD, S.C., INC.                                                      11,996
28715                  MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                               17,550
28716                  MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                16,094
28717                  MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                           24,579
28718                  MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                  11,364
28719                  MELDISCO K-M WILLOW GROVE, PA., INC.                                                     7,857
28720                  MELDISCO K-M FEASTERVILLE, PA., INC.                                                     8,066
28721                  MELDISCO K-M GREAT FALLS, MONT., INC.                                                    4,237
28722                  MELDISCO K-M HALES CORNERS, WISC., INC.                                                  8,990
28723                  MELDISCO K-M W. 65TH ST., OHIO, INC.                                                     9,431
28724                  MELDISCO K-M GREENVILLE, OHIO, INC.                                                      7,743
28725                  MELDISCO K-M W. LEBANON, N.H., INC.                                                      8,066
28726                  MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                    1


                                       36

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28727                  MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                  15,349
28728                  MELDISCO K-M GREENVILLE, MISS., INC.                                                     6,548
28729                  MELDISCO K-M WASHINGTON ST IND INC                                                      15,596
28730                  MELDISCO K-M WARMINSTER, PA.,INC.                                                        5,621
28731                  MELDISCO K-M WALLA WALLA, WASH., INC.                                                    8,757
28732                  MELDISCO K-M WABASH AVE., MD., INC.                                                     14,060
28733                  MELDISCO K-M W.PATRICK, MD., INC.                                                       13,581
28734                  MELDISCO K-M WATSON BLVD., GA., INC.                                                    14,143
28735                  MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                               7,381
28736                  MELDISCO K-M WATERBURY, CONN., INC.                                                     18,379
28737                  MELDISCO K-M MILFORD, MASS., INC.                                                       11,128
28738                  MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                14,602
28739                  MELDISCO K-M MERCERVILLE RD., N.J., INC                                                 18,290
28740                  MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                                6,467
28741                  MELDISCO K-M MIAMISBURG, OHIO, INC.                                                     10,540
28742                  MELDISCO K-M MERRILLVILLE INC                                                            9,406
28743                  MELDISCO K-M OREM UTAH, INC.                                                             9,299
28744                  MILES MELDISCO K-M RAPID CITY, S.D., INC.                                               17,699
28745                  MELDISCO K-M ST ALBANS W. VA., INC.                                                     11,202
28746                  MELDISCO K-M STADIUM DR., MICH., INC.                                                    5,529
28747                  MELDISCO K-M STEVENS POINT, WISC., INC.                                                  5,315
28748                  MELDISCO K-M MODESTA, CAL., INC.                                                        21,495
28749                  MELDISCO K-M MISSOULA, MONT., INC.                                                       4,374
28750                  MELDISCO K-M MILFORD, OHIO, INC.                                                        10,454
28751                  MELDISCO K-M STURGIS, MICH., INC.                                                        6,552
28752                  MELDISCO K-M SUMTER, S.C., INC.                                                          8,588
28753                  MELDISCO K-M MOOSIC, PA., INC.                                                          10,412
28754                  MELDISCO K-M NEW IBERIA, LA, INC.                                                       11,517
28755                  MELDISCO K-M NEWARK, CALIF., INC.                                                          493
28756                  MELDISCO K-M NEWPORT NEWS, VA., INC.                                                     7,399
28757                  MELDISCO K-M SnovAS, MASS., INC.                                                        21,007
28758                  MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                                9,460
28759                  MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                  13,986
28760                  MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                     5,696
28761                  MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                       10,774
28762                  MELDISCO K-M NORRISTOWN, PA., INC.                                                       8,791
28763                  MELDISCO K-M NORTH CANTON, OHIO, INC.                                                    7,424
28764                  MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                           13,167
28765                  MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                10,354
28766                  MELDISCO K-M NINE MILE RD., VA., INC.                                                   16,020
28767                  MELDISCO K-M NAPLES, FLA., INC                                                          14,350
28768                  MELDISCO K-M NAMPA, ID., INC.                                                           10,544
28769                  MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                    33,855
28770                  MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                            18,846
28771                  MELDISCO K-M MENOMINEE, MICH., INC.                                                      6,494
28772                  MELDISCO K-M MASON CITY, IOWA, INC.                                                      7,424
28773                  MELDISCO K-M MANHATTAN, KS., INC.                                                        3,348
28774                  MELDISCO K-M MANTUA, N.J., INC.                                                         16,823
28775                  MELDISCO K-M MARYLAND AVE., MINN., INC.                                                 19,369


                                       37

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28776                  MELDISCO K-M MARLTON, N.J., INC.                                                         7,116
28777                  MELDISCO K-M TACOMA, WASH., INC.                                                        12,145
28778                  MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                15,667
28779                  MELDISCO K-M SINCLAIR LANE, MD., INC.                                                    9,591
28780                  MELDISCO K-M SOQUEL,CALIF.,INC.                                                             25
28781                  MELDISCO K-M SILVER SPRING, MD., INC.                                                   31,089
28782                  MELDISCO K-M NAZARETH PIKE, PA., INC.                                                    2,885
28783                  MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                    5,413
28784                  MELDISCO K-M MUSKOGEE,OKLA.,INC                                                         13,634
28785                  MELDISCO K-M MORRISTOWN, TENN., INC.                                                    11,323
28786                  MELDISCO K-M SHELBY, N.C., INC.                                                          7,040
28787                  MELDISCO K-M SHELBURKE RD., VT., INC.                                                   10,472
28788                  MELDISCO K-M SIOUX CITY, IOWA, INC.                                                     12,032
28789                  MELDISCO K-M MANASSAS, VA., INC.                                                        19,599
28790                  MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                   6,640
28791                  MELDISCO K-M N. AVE., COLO., INC.                                                       11,358
28792                  MELDISCO K-M UTICA, MICH., INC.                                                          9,477
28793                  MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                 12,462
28794                  MELDISCO K-M VERNON, CONN., INC.                                                        13,644
28795                  MELDISCO K-M VENICE, FLA., INC.                                                         13,339
28796                  MELDISCO K-M VALPARAISO, IND., INC.                                                      6,815
28797                  MELDISCO K-M VALLEY PLAZA, MD., INC.                                                    17,638
28798                  MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                   13,837
28799                  MELDISCO K-M TUALATIN, ORE., INC.                                                        9,554
28800                  MELDISCO K-M TOMS RIVER, N.J., INC.                                                     23,514
28801                  MELDISCO K-M TOLEDO, OHIO, INC.                                                          9,592
28802                  MELDISCO K-M TIFTON, GA., INC.                                                          11,897
28803                  MELDISCO K-M VALENCIA, CALIF., INC.                                                     15,801
28804                  MELDISCO K-M TULSA, OKLA., INC.                                                         15,003
28805                  MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                    13,037
28806                  MELDISCO K-M U. S. RTE, 309, PA., INC.                                                  10,792
28807                  MELDISCO K-M PLATTE WOODS, MO., INC.                                                     4,722
28808                  MELDISCO K-M PERU IND INC                                                                5,079
28809                  MELDISCO K-M PLAZA MALL, NJ., INC.                                                      25,438
28810                  MELDISCO K-M PONTIAC, MICH., INC.                                                       11,344
28811                  MELDISCO K-M PORTAGE, MICH., INC.                                                       10,302
28812                  MELDISCO K-M READING, PA., INC.                                                          8,754
28813                  MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                    9,621
28814                  MELDISCO K-M PASADENA, MD., INC.                                                        12,181
28815                  MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                  10,609
28816                  MELDISCO K-M PADUCAH, KY., INC.                                                          8,209
28817                  MELDISCO K-M PARKERSBURG W. VA., INC.                                                    8,825
28818                  MELDISCO K-M SANTA FE, N.M., INC.                                                       14,749
28819                  MELDISCO K-M TALLMADGE, OHIO, INC.                                                      10,685
28820                  MELDISCO K-M REED ROAD, PA., INC.                                                           18
28821                  MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                   7,406
28822                  MELDISCO K-M ROSWELL, N.M., INC.                                                        13,003
28823                  MELDISCO K-M ROCK HILL, S.C., INC.                                                       8,890
28824                  MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                 348


                                       38

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28825                  MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                   0
28826                  MELDISCO K-M ROCHESTER, MICH., INC.                                                      3,311
28827                  MELDISCO K-M RIVERSIDE, CALIF., INC.                                                    16,349
28828                  MELDISCO K-M RENSSELAER, N.Y. INC.                                                       7,835
28829                  MILES MELDISCO K-M N. DIVISION, WASH., INC.                                             15,090
28830                  MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                            6,954
28831                  MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                 12,002
28832                  MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                              10,891
28833                  MILES MELDISCO K-M OCALA,FLA.,INC.                                                      17,380
28834                  MILES MELDISCO K-M NORTH GATE, INC.                                                     12,887
28835                  MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                             16,857
28836                  MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                              80
28837                  MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                                7,058
28838                  MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                            15,265
28839                  MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                  7,314
28840                  MILES MELDISCO K-M ORANGE, CALIF., INC.                                                    178
28841                  MILES MELDISCO K-M PATRICIO, P. R., INC.                                                43,940
28842                  MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                  6,334
28843                  MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                           10,024
28844                  MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                               9,459
28845                  MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                            21,460
28846                  MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                            9,500
28847                  MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                             13,039
28848                  MILES MELDISCO K-M MISSION ST., ORE., INC.                                              11,618
28849                  MILES MELDISCO K-M MINOT, N.D., INC.                                                    11,565
28850                  MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                            1,203
28851                  MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                             16,341
28852                  MILES MELDISCO K-M MONROE, MICH., INC.                                                  15,411
28853                  MILES MELDISCO K-M MORRELL, TENN., INC.                                                  7,831
28854                  MILES MELDISCO K-M MOSS ST., CALIF., INC.                                               29,832
28855                  MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                 9,569
28856                  MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                     0
28857                  MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                10,731
28858                  MILES MELDISCO K-M MCKINLEY AVE IND INC                                                 10,161
28859                  MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                              4,619
28860                  MILES MELDISCO K-M MERRIAM, INC.                                                         8,809
28861                  MILES MELDISCO K-M MESA, ARIZ., INC.                                                    19,818
28862                  MILES MELDISCO K-M PUEBLO, COLO., INC.                                                  12,332
28863                  MILES MELDISCO K-M MAPLE RD., MICH., INC.                                                7,829
28864                  MILES MELDISCO K-M MADERA RD., CALIF., INC.                                             12,221
28865                  MILES MELDISCO K-M MADISON, TENN., INC.                                                 18,192
28866                  MILES MELDISCO K-M LA CROSSE, WISC., INC.                                                6,467
28867                  MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                    0
28868                  MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                               10,945
28869                  MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                              11,012
28870                  MILES MELDISCO K-M LAKE RD., OREGON, INC.                                               10,274
28871                  MILES MELDISCO K-M LOMBARD, ILL., INC.                                                   8,443
28872                  Gurnee Mills Fan Club, Inc.                                                                  0
28873                  Hickory Hollow Mall Footaction, Inc.                                                        20


                                       39

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28874                  Hickory Ridge Mall Footaction, Inc.                                                         20
28875                  Highland Park Footaction, Inc.                                                               0
28876                  Hamtramck Footaction, Inc.                                                                   0
28877                  Hallwood Footaction, Inc.                                                                    0
28878                  Hamilton Fan Club, Inc.                                                                      0
28879                  Tyler Mall Fan Club, Inc.                                                                   22
28880                  Upper Darby Footaction, Inc.                                                               438
28881                  GETTY SQUARE FOOTACTION, INC.                                                                0
28882                  Grand Boulevard Footaction, Inc.                                                           230
28883                  Grand Rapids Footaction, Inc.                                                                0
28884                  Greenbriar Mall Footaction, Inc.                                                             0
28885                  Forest Hills Footaction, Inc.                                                               50
28886                  FAIRLANE MEADOWS FOOTACTION, INC.                                                            0
28887                  Fox Hills (Cal.) Fan Club, Inc.                                                              0
28888                  Eastridge Fan Club, Inc.                                                                     0
28889                  The Meadows Fan Club, Inc.                                                                   0
28890                  The Village Footaction, Inc.                                                                 0
28891                  Tower Center Footaction, Inc.                                                                0
28892                  Treasure Coast Mall Footaction, Inc.                                                         0
28893                  Troy Footaction, Inc.                                                                        0
28894                  Tukwila Open Country, Inc.                                                                   0
28895                  Ladera Center Footaction, Inc.                                                               0
28896                  LAFAYETTE FOOTACTION, INC.                                                                   0
28897                  Lakewood Fan Club, Inc.                                                                      0
28898                  Lee Harvard Footaction, Inc.                                                                50
28899                  Leominster Fan Club, Inc.                                                                    0
28900                  Lincoln Park Footaction, Inc.                                                                0
28901                  Lloyd Center Fan Club, Inc.                                                                 50
28902                  Mall @ Barnes Crossing Footaction, Inc.                                                      0
28903                  Macomb Mall Footaction, Inc.                                                                 0
28904                  Mall De Aguilas Footaction, Inc.                                                             0
28905                  MARKET CENTER FOOTACTION, INC.                                                             407
28906                  Marketplace at Hollywood Footaction, Inc.                                                    0
28907                  Quaker Bridge Open Country, Inc.                                                             0
28908                  Fresno Fan Club, Inc.                                                                        0
28909                  Freedom Mall Footaction, Inc.                                                                0
28910                  Sunbury Footaction, Inc.                                                                     0
28911                  Sawgrass Fan Club, Inc.                                                                  8,112
28912                  Padre Footaction, Inc.                                                                       0
28913                  Vista Ridge Mall Footaction, Inc.                                                            0
28914                  Washington Street Fan Club, Inc.                                                             0
28915                  WEST END MALL FOOTACTION, INC.                                                               0
28916                  Westgate Fan Club, Inc.                                                                      0
28917                  Westland-Haileah Fan Club, Inc.                                                              0
28918                  Killeen Mall Footaction, Inc.                                                                0
28919                  Kings Plaza Fan Club, Inc.                                                                   0
28920                  Lawndale Plaza Footaction, Inc.                                                            190
28921                  Dallas Galleria Footaction, Inc.                                                             0
28922                  Ala Moana Footaction, Inc.                                                                   0


                                       40

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28923                  Del Amo Fan Club, Inc.                                                                       0
28924                  Dartmouth Fan Club, Inc.                                                                     0
28925                  Fairfield Commons Fan Club, Inc.                                                             0
28926                  Cross County (N.Y.) Fan Club, Inc.                                                           0
28927                  Chula Vista Fan Club, Inc.                                                                   0
28928                  Alexandria Mall Footaction, Inc.                                                             0
28929                  CROSSROADS CENTER FOOTACTION, INC.                                                           0
28930                  Crossgates Fan Club, Inc.                                                                    0
28931                  Square One Footaction, Inc.                                                                  0
28932                  Southridge Footaction, Inc.                                                                  0
28933                  Southland Mall Footaction, Inc.                                                              0
28934                  Solano Footaction, Inc.                                                                      0
28935                  West Towne Footaction, Inc.                                                                 20
28936                  Fiesta Footaction, Inc.                                                                      0
28937                  Bel-Air Center Footaction, Inc.                                                              0
28938                  Bel Air Mall Footaction, Inc.                                                               48
28939                  West Ridge Footaction, Inc.                                                                  0
28940                  Deptford Open Country, Inc.                                                                  0
28941                  Desoto Square Mall Footaction, Inc.                                                          0
28942                  Dover Mall Footaction, Inc.                                                              7,195
28943                  Chatham Ridge Footaction, Inc.                                                             200
28944                  Cielo Vista Mall Footaction, Inc.                                                            0
28945                  San Leandro Footaction, Inc.                                                                 0
28946                  CITY PLACE LONG BEACH FOOTACTION, INC.                                                       0
28947                  Ford City Footaction, Inc.                                                                   0
28948                  Gentilly Woods Footaction, Inc.                                                              0
28949                  Carson Mall Fan Club, Inc.                                                                   0
28950                  CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                   0
28951                  MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                1,031
28952                  Seatac Footaction, Inc.                                                                      0
28953                  Westgate Footaction, Inc.                                                                    0
28954                  Randall Park Footaction, Inc.                                                               50
28955                  Riverchase Footaction, Inc.                                                                  0
28956                  Rimrock Footaction, Inc.                                                                     0
28957                  Central City Mall Fan Club, Inc.                                                             0
28958                  Animas Mall Footaction, Inc.                                                                 0
28959                  Aventura Fan Club, Inc.                                                                      0
28960                  Fair Oaks Footaction, Inc.                                                                   0
28961                  EASTERN BOULEVARD FOOTACTION, INC.                                                           0
28962                  Eastfield Open Country, Inc.                                                                 0
28963                  Coventry Mall Fan Club, Inc.                                                                 0
28964                  Cordova Mall Footaction, Inc.                                                                0
28965                  Bannister Mall Footaction, Inc.                                                              0
28966                  Carlsbad Fan Club, Inc.                                                                      0
28967                  CAPITAL CENTRE FOOTACTION, INC.                                                              0
28968                  Canterbury Square Footaction, Inc.                                                         210
28969                  Cambridge Galleria Fan Club, Inc.                                                            0
28970                  Broad Street Footaction, Inc.                                                                0
28971                  Bossier Mall Footaction, Inc.                                                                0


                                       41

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28972                  Bonita Fan Club, Inc.                                                                        0
28973                  Bay Plaza Footaction, Inc                                                                    0
28974                  164 North Star Mall Footaction, Inc.                                                         0
28975                  87TH AND COTTAGE GROVE FOOTACTION, INC.                                                      0
28976                  83 Central Mall Footaction, Inc.                                                             0
28977                  63rd & Western Footaction, Inc.                                                              0
28978                  34TH STREET FOOTACTION, INC.                                                                 0
28979                  1162 Valla Linda Mall Footaction, Inc.                                                       0
28980                  305 Northline Mall Footaction, Inc.                                                          0
28981                  MELDISCO K-M BRISTOL, TENN., INC.                                                        6,094
28982                  MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                         6,364
28983                  MELDISCO K-M CHICO, CALIF., INC.                                                        15,603
28984                  MELDISCO K-M BRIDGEVILLE, PA., INC.                                                      7,619
28985                  MELDISCO K-M BROCKTON, MASS., INC.                                                      14,250
28986                  MELDISCO K-M BRICKTOWN, N.J., INC.                                                      11,180
28987                  MELDISCO K-M BREMERTON, WASH., INC.                                                      8,778
28988                  MELDISCO K-M CHILLI, N.Y., INC.                                                          2,633
28989                  MELDISCO K-M BOZEMAN, MONT., INC.                                                        1,850
28990                  MELDISCO K-M CHAMBERSBURG, PA., INC.                                                    12,068
28991                  MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                   9,306
28992                  MELDISCO K-M BURTON, MICH., INC.                                                        10,981
28993                  MELDISCO K-M CLEARWATER, FLA., INC.                                                     15,619
28994                  MELDISCO K-M BURLINGTON, N.J., INC.                                                     10,360
28995                  MELDISCO K-M BURLINGTON, IOWA, INC.                                                      5,809
28996                  MELDISCO K-M BRUNSWICK, OHIO, INC.                                                       6,562
28997                  MELDISCO K-M CHARLESTON, W.VA., INC.                                                    19,423
28998                  MELDISCO K-M BRANDON,FLA.,INC                                                           21,140
28999                  MELDISCO K-M BOUNTIFUL, UTAH INC.                                                       10,243
29000                  MELDISCO K-M BOSSIER CITY, LA., INC.                                                    13,673
29001                  MELDISCO K-M BLAINE, MINN., INC.                                                        13,318
29002                  MELDISCO K-M IRMO, S.C., INC.                                                            6,865
29003                  MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                         11,878
29004                  MELDISCO K-M HOWELL, N.J., INC.                                                         12,134
29005                  MELDISCO K-M HOLLISTER, CA., INC.                                                       10,737
29006                  MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                              7,382
29007                  MELDISCO K-M INVERNESS, FL., INC.                                                       13,713
29008                  MELDISCO K-M HYATTSVILLE MD., INC.                                                       6,467
29009                  MELDISCO K-M HOPKINSVILLE, KY., INC.                                                     5,096
29010                  MELDISCO K-M IONIA, MICH., INC.                                                          6,624
29011                  MELDISCO K-M KEY WEST, FL., INC.                                                        19,307
29012                  MELDISCO K-M HOLMES, PA., INC.                                                          17,582
29013                  MELDISCO K-M JONESBORO, GA., INC.                                                       16,772
29014                  MELDISCO K-M LIBERTY, MO., INC.                                                          3,506
29015                  MELDISCO K-M LEXINGTON, SC., INC.                                                       11,680
29016                  MELDISCO K-M IDAHO FALLS, ID., INC.                                                      7,483
29017                  MELDISCO K-M JACKSON, WY., INC.                                                          9,232
29018                  MELDISCO K-M IWILEI, HI., INC.                                                          28,807
29019                  MELDISCO K-M KINGSBURG, CA., INC.                                                       12,117
29020                  MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                10,665


                                       42

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29021                  MELDISCO K-M LAKE MARY, FL., INC.                                                       13,218
29022                  MELDISCO K-M JUAN DIAZ, P.R., INC.                                                       8,434
29023                  MELDISCO K-M LEVITTOWN, NY., INC.                                                            4
29024                  MELDISCO K-M KINGSLAND, GA., INC.                                                       11,646
29025                  MELDISCO K-M LENEXA, KS., INC.                                                           5,855
29026                  MELDISCO K-M LEMOORE, CA., INC.                                                         14,911
29027                  MELDISCO K-M INDIO, CA., INC.                                                           29,424
29028                  MELDISCO K-M PARADISE, CA., INC.                                                        14,702
29029                  MELDISCO K-M COOS BAY, ORE., INC.                                                        7,912
29030                  MELDISCO K-M DAVIS RD., CA., INC.                                                       22,672
29031                  MELDISCO K-M GRAND BLANC, MICH., INC.                                                    7,080
29032                  MELDISCO K-M GLENMONT, N.Y., INC.                                                        5,560
29033                  MELDISCO K-M MT. PLEASANT, S.C., INC.                                                    5,390
29034                  MELDISCO K-M CARROLLTON, GA., INC.                                                       9,463
29035                  MELDISCO K-M ROCHESTER, N.H., INC.                                                       8,244
29036                  MELDISCO K-M KISSIMMEE, FLA., INC.                                                      37,916
29037                  MELDISCO K-M KEARNY, MO., INC.                                                           8,436
29038                  MELDISCO K-M MONTANA BLVD., TX., INC.                                                   23,806
29039                  MELDISCO K-M HERKIMER, N.Y., INC.                                                        5,624
29040                  MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                              13,870
29041                  MELDISCO K-M KILLEEN, TX., INC.                                                         11,624
29042                  MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                 34,894
29043                  MELDISCO K-M MORGANTON, N.C., INC.                                                       7,105
29044                  MELDISCO K-M CHEROKEE, IOWA, INC.                                                        5,394
29045                  MELDISCO K-M BENNINGTON, VT., INC.                                                       7,937
29046                  MELDISCO K-M EASTON, PA., INC.                                                          10,499
29047                  MELDISCO K-M PIKEVILLE, KY., INC.                                                       10,400
29048                  MELDISCO K-M NEWPORT, KY., INC.                                                         13,512
29049                  MELDISCO K-M WEST 3RD ST., CA., INC.                                                    46,419
29050                  MELDISCO K-M DICKINSON, N.D., INC.                                                       3,998
29051                  MELDISCO K-M OELWEIN, IOWA, INC.                                                         5,349
29052                  MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                                7,571
29053                  MELDISCO K-M DAVIE, FLA., INC.                                                          23,012
29054                  MELDISCO K-M BOONE, N.C., INC.                                                           6,528
29055                  MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                  14,436
29056                  MELDISCO K-M RED OAK, IOWA, INC.                                                         3,885
29057                  MELDISCO K-M PALMER, MASS., INC.                                                         8,160
29058                  MELDISCO K-M HUNTINGTON, W.VA., INC.                                                     8,326
29059                  MELDISCO K-M SANFORD, N.C., INC.                                                         5,809
29060                  MELDISCO K-M RATON, N. M., INC.                                                          7,521
29061                  MELDISCO K-M REIDSVILLE, N.C., INC.                                                     10,075
29062                  MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                   4,720
29063                  MELDISCO K-M MOORHEAD, MINN., INC.                                                       7,243
29064                  MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                      17
29065                  MELDISCO K-M FERGUS FALLS, MINN., INC.                                                   4,969
29066                  ALTON, ILL., MELDISCO K-M, INC.                                                         12,733
29067                  MELDISCO K-M FORT ATKINSON, WISC., INC.                                                  5,404
29068                  MELDISCO K-M SARASOTA, FLA., INC.                                                       22,171
29069                  MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                         19,618


                                       43

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29070                  MELDISCO K-M PUYALLUP, WASH., INC.                                                       8,351
29071                  MELDISCO K-M NATIONAL RD IND INC                                                        10,949
29072                  MELDISCO K-M RIDGE RD., N.Y., INC.                                                       6,787
29073                  MELDISCO K-M AVENEL, N.J., INC.                                                         13,507
29074                  MELDISCO K-M FAIRFAX, VA., INC.                                                         13,866
29075                  MELDISCO K-M SYKESVILLE, MD., INC.                                                       5,801
29076                  MELDISCO K-M CORBIN, KY., INC.                                                          12,180
29077                  MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                  28,834
29078                  MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                             13,204
29079                  MILES MELDISCO K-M HAINES RD., PA., INC.                                                13,607
29080                  MILES MELDISCO K-M GROSEBECK, MICH., INC.                                               12,940
29081                  MILES MELDISCO K-M GREENFIELD, WISC., INC.                                              14,642
29082                  MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                              8,174
29083                  MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                               6,699
29084                  MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                            22,635
29085                  MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                   0
29086                  MILES MELDISCO K-M HOLLYWOOD FLA INC                                                    19,300
29087                  MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                         25,370
29088                  MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                         21,469
29089                  MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                               14,775
29090                  MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                        25,528
29091                  MILES MELDISCO K-M GREEN BAY, INC.                                                      16,007
29092                  MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                             15,534
29093                  MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                             10,462
29094                  MILES MELDISCO K-M JANESVILLE, WISC., INC.                                               7,722
29095                  MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                               6,780
29096                  MILES MELDISCO K-M H'WAY 24, MO., INC.                                                   7,963
29097                  MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                           43,438
29098                  MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                               10,636
29099                  MILES MELDISCO K-M HIALEAH FLA INC                                                      46,697
29100                  MILES MELDISCO K-M HAZLET, N.J. INC.                                                    18,221
29101                  CROSS CREEK MALL FOOTACTION, INC.                                                            0
29102                  Tri-County Footaction, Inc.                                                              1,400
29103                  Northland Center Footaction, Inc.                                                            0
29104                  Pembroke Lakes Footaction, Inc.                                                              0
29105                  Harper Woods FootAction, Inc.                                                                0
29106                  Western Hills Footaction, Inc.                                                          13,999
29107                  Columbia Mall Footaction, Inc.                                                               0
29108                  Cumberland Footaction, Inc.                                                                  0
29109                  Santa Anita Fan Club, Inc.                                                                   0
29110                  South Shore Footaction, Inc.                                                                 0
29111                  Kenwood Footaction, Inc.                                                                    50
29112                  Columbus Mall Footaction, Inc.                                                           1,800
29113                  Crossroads FootAction, Inc.                                                                  0
29114                  Northgate Footaction, Inc.                                                                   0
29115                  Great Northern Open Country, Inc.                                                            0
29116                  Merced Mall Footaction, Inc.                                                                 0
29117                  Montgomery Mall Footaction, Inc.                                                             0
29118                  Ingleside Open Country, Inc.                                                                 0


                                       44

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29119                  North Shore Footaction, Inc.                                                                 0
29120                  Homiguero Footaction, Inc                                                                    0
29121                  Northwest Mall Footaction, Inc.                                                              0
29122                  Oglethorpe Footaction, Inc.                                                                  0
29123                  Charleston Footaction, Inc.                                                                  0
29124                  First Colony Footaction, Inc                                                                 0
29125                  CRABTREE VALLEY FOOTACTION, INC.                                                             0
29126                  San Angelo Footaction, Inc.                                                                  0
29127                  San Cados Footaction, Inc.                                                                   0
29128                  Rolling Acres Open Country, Inc.                                                            50
29129                  River Falls Footaction, Inc.                                                                 0
29130                  Grand Avenue Footaction, Inc.                                                                0
29131                  Glendale Center Footaction, Inc.                                                             0
29132                  Dedham Mall Fan Club, Inc.                                                                   0
29133                  Lynnwood Footaction, Inc.                                                                    0
29134                  Metrocenter Mall Footaction, Inc.                                                            0
29135                  Green Acres Open Country, Inc.                                                               0
29136                  Roosevelt Field Open Country, Inc.                                                           0
29137                  Hickory Point Footaction, Inc.                                                               0
29138                  Fort Steuben Mall Footaction, Inc.                                                          50
29139                  Eagle Rock Plaza Footaction, Inc.                                                            0
29140                  MELDISCO K-M LONDON, OHIO, INC.                                                          7,710
29141                  MELDISCO K-M LONDON, KY., INC.                                                           7,786
29142                  MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                    39,639
29143                  MELDISCO K-M MARTINSBURG, W. VA., INC.                                                   9,574
29144                  MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                            36,249
29145                  Midway Mall Footaction, Inc.                                                                50
29146                  Mainland Mall Footaction, Inc.                                                               0
29147                  N. County Fair (CA) Footaction, Inc.                                                         0
29148                  Deerbrook Mall Footaction, Inc.                                                              0
29149                  Jacksonville Mall Footaction, Inc.                                                           0
29150                  River Center Footaction, Inc.                                                                0
29151                  Rio Piedras Footaction, Inc.                                                                 0
29152                  Lufkin Mall Footaction                                                                       0
29153                  Boulevard Mall Footaction, Inc.                                                            200
29154                  Mondawmin Footaction, Inc.                                                                   0
29155                  Mall of America Footaction, Inc.                                                             0
29156                  Coliseum-Hampton Footaction, Inc.                                                            0
29157                  Pine Bluff Footaction, Inc.                                                                  0
29158                  Galleria at Sunset Footaction, Inc.                                                          0
29159                  MELDISCO K-M CRANSTON, R.I., INC.                                                       24,940
29160                  MELDISCO K-M CRAIG, COLO., INC.                                                          7,386
29161                  MELDISCO K-M CONWAY, S.C., INC.                                                          9,221
29162                  MELDISCO K-M COLUMBUS, MISS., INC.                                                       8,206
29163                  MELDISCO K-M CLERMONT, FLA., INC.                                                       18,448
29164                  MELDISCO K-M CLEMMONS, N.C., INC.                                                        7,066
29165                  MELDISCO K-M CHARLES CITY, IA., INC.                                                     9,092
29166                  MELDISCO K-M CENTRE, AL., INC.                                                           6,640
29167                  MELDISCO K-M CAYEY, N.Y., INC.                                                           7,206


                                       45

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29168                  MELDISCO K-M CARLISLE, PA., INC.                                                         7,184
29169                  MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                       7,162
29170                  MELDISCO K-M DE LAND, FLA., INC.                                                        14,583
29171                  MELDISCO K-M DEFIANCE, OH., INC.                                                        16,021
29172                  MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                11,800
29173                  MELDISCO K-M DEMING, N.M. INC.                                                           9,739
29174                  MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                 15,685
29175                  MILES MELDISCO K-M ACCESS, TENN., INC.                                                   8,259
29176                  MILES MELDISCO K-M ANDERSON, S.C., INC.                                                  9,331
29177                  MELDISCO K-M WELLSVILLE, N.Y., INC.                                                      5,489
29178                  MELDISCO K-M WAYNESBORO, VA., INC.                                                      11,756
29179                  MELDISCO K-M WAYCROSS RD., OH., INC.                                                    11,107
29180                  MELDISCO K-M WINCHESTER RD., TN., INC.                                                  11,313
29181                  MELDISCO K-M WIND GAP, PA., INC.                                                        11,391
29182                  MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                         20,702
29183                  MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                            28,663
29184                  MILES MELDISCO K-M 84TH AVE., COLO., INC.                                               22,044
29185                  PEORIA, IL., MELDISCO K-M, INC.                                                          7,197
29186                  MILES MELDISCO K-M POINT PLAZA, PA., INC.                                                8,884
29187                  MILES MELDISCO K-M PORT HURON, MICH., INC.                                              22,743
29188                  VILLA PARK, ILL., MELDISCO K-M, INC.                                                    10,914
29189                  ROUND LAKE, ILL., MELDISCO K-M, INC.                                                    14,803
29190                  PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                      0
29191                  MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                           6,413
29192                  MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                  8,662
29193                  NORRIDGE, IL., MELDISCO K-M, INC.                                                       28,554
29194                  OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                          17,267
29195                  MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                              10,919
29196                  MILES MELDISCO K-M ROME, GA., INC.                                                      17,914
29197                  MILES MELDISCO K-M TEAL IND INC                                                          9,250
29198                  MILES MELDISCO K-M CLARKSVILLE IND INC                                                   7,377
29199                  MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                         14,790
29200                  MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                 22,160
29201                  MILES MELDISCO K-M GREELEY, COLO., INC.                                                 13,575
29202                  MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                               15,455
29203                  MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                              4,281
29204                  MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                4,585
29205                  MELDISCO K-M 2606 ZION RD., KY., INC.                                                    6,772
29206                  MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                               11,264
29207                  MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                           5,862
29208                  MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                          12,569
29209                  MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                 9,486
29210                  MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                 15,071
29211                  MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                 9,420
29212                  MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                               6,502
29213                  MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                     15,178
29214                  MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                 7,601
29215                  MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                11,581
29216                  MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                              5,605


                                       46

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29217                  MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                            8,709
29218                  MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                               15,841
29219                  MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                21,833
29220                  MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                               14,167
29221                  MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                         3,864
29222                  MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                             13,150
29223                  MELDISCO K-M 1401 SPRING ST., MI., INC.                                                  6,290
29224                  MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                           7,650
29225                  MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                            17,534
29226                  MELDISCO K-M ALLIANCE, NEB., INC.                                                        4,390
29227                  MELDISCO K-M ALEXANDRIA, MN., INC.                                                       6,473
29228                  MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                            8,099
29229                  MELDISCO K-M ABINGDON, VA., INC.                                                        14,464
29230                  MELDISCO K-M AGUADILLA, N.Y., INC.                                                      37,108
29231                  MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                           6,801
29232                  MELDISCO K-M 8601K WEST M-55, MI., INC.                                                  6,047
29233                  MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                              16,059
29234                  MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                            17,575
29235                  MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                 11,047
29236                  MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                 7,645
29237                  MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                 7,311
29238                  MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                            9,311
29239                  MELDISCO K-M 3790 THIRD ST., FL., INC.                                                       0
29240                  MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                              17,942
29241                  MELDISCO K-M 3655 PLANK RD., VA., INC.                                                  12,078
29242                  MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                           19,101
29243                  MELDISCO K-M 2110 SO. M-76, MI., INC.                                                   10,789
29244                  MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                           16,998
29245                  MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                          8,196
29246                  MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                               14,993
29247                  MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                               8,727
29248                  MELDISCO K-M SOUTHBURY, CT., INC.                                                       13,524
29249                  MELDISCO K-M CAMINO DR., CAL., INC.                                                     16,451
29250                  MELDISCO K-M VIRGINIA, MN., INC.                                                         6,740
29251                  MELDISCO K-M THEODORE, ALA., INC.                                                       16,605
29252                  MELDISCO K-M THREE NOTCH RD., MD., INC.                                                 10,692
29253                  MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                    10,536
29254                  MELDISCO K-M TITUSVILLE, FL., INC.                                                      14,884
29255                  MELDISCO K-M TOLLESON, AZ., INC.                                                        26,255
29256                  MELDISCO K-M TURNER LAKE RD., GA., INC.                                                 11,697
29257                  MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                               9,174
29258                  MELDISCO K-M VEGA BAJA, P.R., INC.                                                      26,973
29259                  MELDISCO K-M VERNAL, UT., INC.                                                           6,382
29260                  MELDISCO K-M WILLIAMSBURG, VA., INC.                                                    10,238
29261                  MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                   25,170
29262                  MELDISCO K-M TEMECULA, CA., INC.                                                        16,513
29263                  MELDISCO K-M SWEETWATER, TN., INC.                                                      10,955
29264                  MELDISCO K-M THE DALLES, OR., INC.                                                      10,754
29265                  MELDISCO K-M SOMERVILLE, N.J., INC.                                                      9,635


                                       47

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29266                  MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                    9,308
29267                  MELDISCO K-M SPANAWAY, WA., INC.                                                         9,646
29268                  MELDISCO K-M SPRINGBORO, OH., INC.                                                       9,986
29269                  MELDISCO K-M SPEARFISH, SD., INC.                                                        4,851
29270                  MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                   10,846
29271                  MELDISCO K-M COX CREEK, AL., INC.                                                        8,882
29272                  MELDISCO K-M CROSSTOWN RD., GA., INC.                                                    8,414
29273                  MELDISCO K-M CORVALLIS, OR., INC.                                                        8,796
29274                  MELDISCO K-M GILLETTE, WYO., INC.                                                        7,354
29275                  MELDISCO K-M EASLEY, S.C., INC.                                                         11,429
29276                  MELDISCO K-M WASCO, CA., INC.                                                           13,232
29277                  MELDISCO K-M WEBSTER, NY., INC.                                                          7,834
29278                  MELDISCO K-M WENATCHEE, WASH., INC.                                                      6,388
29279                  MELDISCO K-M WEST ALLIS, WI., INC.                                                      16,975
29280                  MELDISCO K-M WEST BABYLON, N.Y., INC.                                                    9,351
29281                  MELDISCO K-M SWEETWATER, TX., INC.                                                      11,835
29282                  MELDISCO K-M WEST BROADWAY, IN., INC.                                                    5,449
29283                  MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                11,185
29284                  MELDISCO K-M WEXFORD, PA., INC.                                                          8,343
29285                  MELDISCO K-M WAUPACA, WI., INC.                                                          8,317
29286                  MELDISCO K-M WESTWOOD, N.J.                                                             17,114
29287                  MELDISCO K-M SPRINGFIELD, MO., INC.                                                      7,141
29288                  Dallas Feet, Inc.                                                                            0
29289                  SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                      0
29290                  Pembroke Feet, Inc.                                                                          0
29291                  Jackson Feet, Inc.                                                                           0
29292                  Austin Feet, Inc.                                                                            0
29293                  East 41st Street Feet, Inc.                                                                  0
29294                  Sanford Feet, Inc.                                                                           0
29295                  Germantown Pkwy. Feet, Inc.                                                                  0
29296                  Cortana Feet, Inc.                                                                          25
29297                  Knoxville Feet, Inc.                                                                         0
29298                  Independence Feet, Inc.                                                                      0
29299                  Westheimer Feet, Inc.                                                                        0
29300                  Lewisville Feet, Inc.                                                                        0
29301                  San Pedro Avenue Feet, Inc.                                                                  0
29302                  Ft. Lauderdale Feet, Inc.                                                                    0
29303                  Cutler Avenue Feet, Inc.                                                                     0
29304                  Arlington Feet, Inc.                                                                         0
29305                  Tulsa Feet, Inc.                                                                             0
29306                  Plano Feet, Inc.                                                                             0
29307                  El Paso Feet, Inc.                                                                           0
29308                  Albuquerque Feet, Inc.                                                                       0
29309                  MELDISCO K-M MANTECA, CA., INC.                                                         13,732
29310                  MELDISCO K-M MANAHAWKIN, N.J., INC.                                                      4,288
29311                  Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                            11,923
29312                  MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                               21,736
29313                  MELDISCO K-M MILTON, FLA., INC.                                                         12,797
29314                  MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                   13,563


                                       48

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29315                  MELDISCO K-M MATAMORAS, PA., INC.                                                       15,869
29316                  MELDISCO K-M MAYAGUEZ, PR., INC.                                                        29,062
29317                  MELDISCO K-M MENTOR, OHIO, INC.                                                         15,576
29318                  MELDISCO K-M FREMONT, OH., INC.                                                         13,724
29319                  MELDISCO K-M HUMMELSTOWN, PA., INC.                                                      7,781
29320                  MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                          12,590
29321                  MELDISCO K-M LAKEPORT, CA., INC.                                                        19,899
29322                  MELDISCO K-M LAREDO, TX., INC.                                                          37,636
29323                  MELDISCO K-M KENTON, OHIO, INC.                                                          6,595
29324                  MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                  31,693
29325                  MELDISCO K-M LACKAWANNA, N.Y., INC.                                                      9,441
29326                  MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                               18,628
29327                  MELDISCO K-M FENTON, MICH., INC.                                                        11,285
29328                  MELDISCO K-M GASTONIA, N.C., INC.                                                       11,255
29329                  MELDISCO K-M HANOVER, PA., INC.                                                              0
29330                  MELDISCO K-M HASTINGS, NEB., INC.                                                        6,221
29331                  MELDISCO K-M HONESDALE, PA., INC.                                                        8,810
29332                  MELDISCO K-M HONOLULU, N.Y., INC.                                                       34,042
29333                  MELDISCO K-M JOHNSON CITY, TN., INC.                                                    16,167
29334                  MELDISCO K-M JACKSONVILLE, FLA., INC.                                                   20,731
29335                  MELDISCO K-M JACKSON, MICH., INC.                                                       14,051
29336                  MELDISCO K-M FORT ST. & PA., MI., INC.                                                  27,021
29337                  MELDISCO K-M RUTLAND, VT., INC.                                                          9,514
29338                  MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                   14,957
29339                  MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                                7,521
29340                  MELDISCO K-M SANDY, UTAH, INC.                                                           9,562
29341                  MELDISCO K-M SIDNEY, N.Y., INC.                                                          5,969
29342                  MELDISCO K-M SOUTHAVEN, MISS., INC.                                                     15,050
29343                  MELDISCO K-M TOWANDA, PA., INC.                                                          6,064
29344                  MELDISCO K-M ROBERT ST., MINN., INC.                                                    11,956
29345                  MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                        11,425
29346                  MELDISCO K-M WARWICK BLVD., VA., INC.                                                   16,130
29347                  MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                 5,696
29348                  MELDISCO K-M STUART, FLA., INC.                                                          1,595
29349                  MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                         20,797
29350                  MELDISCO K-M TAMUNING, GUAM, INC.                                                       57,567
29351                  MELDISCO K-M TUSTIN, CA., INC.                                                           6,480
29352                  MELDISCO K-M VERSAILLES, KY., INC.                                                       7,095
29353                  MELDISCO K-M W. MARKET ST.,N.C.,INC                                                      9,713
29354                  MELDISCO K-M WATERTOWN, N.Y., INC.                                                       5,439
29355                  MELDISCO K-M WALNUTPORT, PA., INC.                                                      12,613
29356                  MELDISCO K-M WARREN, OHIO, INC.                                                         16,867
29357                  MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                    10,251
29358                  MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                  21,814
29359                  MELDISCO K-M NEW LEBANON, OH., INC.                                                      8,933
29360                  MELDISCO K-M OAK HILL, WV., INC.                                                         7,639
29361                  MELDISCO K-M OVERTON CROSSING, TENN., INC.                                              15,157
29362                  MELDISCO K-M PARSIPPANY, N.J., INC.                                                      5,729
29363                  MELDISCO K-M PELL CITY, AL., INC.                                                        8,068


                                       49

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29364                  MELDISCO K-M PEORIA, ARIZ., INC.                                                         6,092
29365                  MELDISCO K-M MORGANTOWN, WV., INC.                                                       8,089
29366                  MELDISCO K-M LEWISBURG, WV., INC.                                                        7,999
29367                  1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                               8,266
29368                  MELDISCO K-M PERRY, FLA., INC.                                                          10,590
29369                  MELDISCO K-M PLATTEVILLE, WISC., INC.                                                    7,445
29370                  MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                              13,146
29371                  MELDISCO K-M PORT ROYAL, FLA., INC.                                                     31,787
29372                  MELDISCO K-M ST. CROIX, N.Y., INC.                                                      20,351
29373                  MELDISCO K-M PORTAGE IN INC                                                             14,759
29374                  MELDISCO K-M POWAY, CA., INC.                                                           11,464
29375                  MELDISCO K-M POWER RD., AZ., INC.                                                       25,580
29376                  MELDISCO K-M N. 32 ST., ARIZ., INC.                                                     21,141
29377                  MELDISCO K-M N. novUSTA, S.C., INC.                                                      6,124
29378                  MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                   25,457
29379                  MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                               29,618
29380                  MELDISCO K-M PR #22 & PR #18, PR., INC.                                                 42,849
29381                  MELDISCO K-M PUTNAM, CONN., INC.                                                         9,586
29382                  MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                  13,027
29383                  MELDISCO K-M QUEENSBURY, N.Y., INC.                                                     16,960
29384                  MELDISCO K-M RENO, PA., INC.                                                             6,671
29385                  MELDISCO K-M DECATUR IND INC                                                             4,357
29386                  MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                              8,437
29387                  MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                               20,450
29388                  MELDISCO K-M COLLEGE AVE., CA., INC.                                                    16,581
29389                  MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                   11,422
29390                  MELDISCO K-M COLUMBIA, PA., INC.                                                        11,691
29391                  MELDISCO K-M EMMET ST., NEB., INC.                                                      10,770
29392                  MELDISCO K-M COLUMBUS, IN., INC.                                                         5,682
29393                  MELDISCO K-M ELLENTON, FL., INC.                                                        21,569
29394                  MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                   17,659
29395                  MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                          27,476
29396                  MELDISCO K-M McMURRAY, PA., INC.                                                         8,346
29397                  MELDISCO K-M DRAPER, UT., INC.                                                           7,099
29398                  MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                              13,695
29399                  MELDISCO K-M DETROIT LAKES, MN., INC.                                                    6,877
29400                  MELDISCO K-M CLEVELAND, TN., INC.                                                        9,224
29401                  MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                   12,195
29402                  MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                              7,577
29403                  MELDISCO K-M DOYLESTOWN, PA., INC.                                                      11,198
29404                  MELDISCO K-M ELKINS, W.VA., INC.                                                         6,854
29405                  MELDISCO K-M HARRISON, OH., INC.                                                        13,504
29406                  MELDISCO K-M HILLMAN ST., CA., INC.                                                     18,661
29407                  MELDISCO K-M HWY. #127, KY., INC.                                                        6,570
29408                  MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                21,012
29409                  MELDISCO K-M CORINTH, MS., INC.                                                          6,149
29410                  MELDISCO K-M COUNTY LINE RD., CA., INC.                                                 31,157
29411                  MELDISCO K-M CLARKSVILLE, TENN., INC.                                                    9,458
29412                  MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                 7,732


                                       50

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29413                  MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                  27,872
29414                  MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                               3,474
29415                  MELDISCO K-M COALINGA, CA., INC.                                                        14,699
29416                  MELDISCO K-M CLINTON, TN., INC.                                                          4,435
29417                  MELDISCO K-M CLINTON, OKLA., INC.                                                       10,427
29418                  MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                   9,408
29419                  MELDISCO K-M CLARKSBURG, WV., INC                                                       11,538
29420                  MELDISCO K-M COMERIO AVE., PR., INC.                                                    30,325
29421                  HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                 2,576
29422                  GRANITE CITY, ILL., MELDISCO K-M, INC.                                                  11,757
29423                  FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                  15,298
29424                  MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                             6,482
29425                  MELDISCO K-M ABERDEEN, S.D., INC.                                                        4,326
29426                  JOLIET, ILL., MELDISCO K-M, INC.                                                         9,335
29427                  MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                    8,412
29428                  EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                       11,411
29429                  MELDISCO K-M 18 MILE RD., MICH., INC.                                                    8,745
29430                  MELDISCO K-M CONOVER, NC., INC.                                                         13,367
29431                  EMPIRE, ILL., MELDISCO K-M, INC.                                                        10,515
29432                  CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                    10,376
29433                  23RD AVE., ILL., MELDISCO K-M, INC.                                                     11,960
29434                  MELDISCO K-M BELLEVILLE, MICH., INC.                                                    13,466
29435                  MELDISCO K-M BEAVERTON, ORE., INC.                                                      14,859
29436                  MELDISCO K-M BAY RD., MICH., INC.                                                        9,448
29437                  BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                 14,197
29438                  CARBONDALE, ILL., MELDISCO K-M, INC.                                                     8,074
29439                  BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                    21,169
29440                  MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                  7,630
29441                  MELDISCO K-M AUBURN, ALA., INC.                                                          7,193
29442                  MELDISCO K-M BELLINGHAM, WASH., INC.                                                    11,446
29443                  MELDISCO K-M APALACHEE PKW., FLA, INC                                                   14,335
29444                  MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                  11,463
29445                  MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                              13,359
29446                  MELDISCO K-M 52ND ST., WISC., INC.                                                      10,811
29447                  MELDISCO K-M 34TH ST., FLA., INC.                                                       13,114
29448                  MELDISCO K-M BILLERICA, MASS., INC.                                                      7,991
29449                  MELDISCO K-M BERLIN, N.J., INC.                                                         10,055
29450                  MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                              25,804
29451                  MELDISCO K-M SENECA, S.C., INC.                                                          6,356
29452                  MELDISCO K-M ST JOHN IN INC                                                              8,041
29453                  MELDISCO K-M PERRYSBURG, OH., INC.                                                       6,300
29454                  MELDISCO K-M PARRISH AVE., KY., INC.                                                     4,055
29455                  MELDISCO K-M MONTICELLO, MN., INC.                                                      11,003
29456                  MELDISCO K-M PALMER PARK BLVD., CO., INC.                                                8,382
29457                  MELDISCO K-M PACE PARKWAY, GA., INC.                                                    11,720
29458                  MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                               9,709
29459                  MELDISCO K-M ANNISTON, ALA., INC.                                                        7,613
29460                  MELDISCO K-M 4570 LADSON ROAD,   INC.                                                    9,174
29461                  MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                                4,189


                                       51

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29462                  MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                  22,785
29463                  MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                              8,837
29464                  MELDISCO K-M SMYRNA, TN., INC.                                                           6,822
29465                  MELDISCO K-M SHOW LOW, AZ., INC.                                                        10,519
29466                  SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                               12,112
29467                  MELDISCO K-M SHIPPENSBURG, PA., INC.                                                     7,546
29468                  MELDISCO K-M SHAWANO, WI., INC.                                                          5,048
29469                  MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                              63,159
29470                  MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                11,064
29471                  MELDISCO K-M HASTINGS, MI., INC.                                                         9,883
29472                  MILES MELDISCO K-M CASPER, WYO., INC.                                                    8,986
29473                  STREATOR, IL., MELDISCO K-M, INC.                                                        5,566
29474                  MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                               18,053
29475                  MELDISCO K-M PHENIX CITY, ALA., INC.                                                    11,930
29476                  MELDISCO K-M OSCODA, MI, INC.                                                           10,297
29477                  MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                            14,167
29478                  MELDISCO K-M HERMITAGE, PA., INC.                                                        6,569
29479                  MELDISCO K-M GLASGOW, KY., INC.                                                          9,645
29480                  MELDISCO K-M ELKVIEW, W.V., INC.                                                        12,291
29481                  MELDISCO K-M RACINE, WISC., INC.                                                         9,993
29482                  MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                            32,250
29483                  MELDISCO K-M WALL, NJ., INC.                                                            15,410
29484                  MELDISCO K-M GLENDIVE, MONT., INC.                                                       3,740
29485                  MELDISCO K-M GLEN BURNIE, MD., INC.                                                     15,942
29486                  MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                            14,906
29487                  MELDISCO K-M CORNELIA, GA., INC.                                                         6,819
29488                  MELDISCO K-M PRICE, UT., INC.                                                            7,903
29489                  MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                  6,696
29490                  MELDISCO K-M HIGH RIDGE, MO., INC.                                                       7,609
29491                  MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                   5,700
29492                  MELDISCO K-M HAMILTON, MT., INC.                                                         7,282
29493                  MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                  9,519
29494                  MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                               0
29495                  MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                   1,001
29496                  MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                   521
29497                  MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                143
29498                  MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                    0
29499                  MELDISCO/PAY LESS HENDERSON, NV., INC.                                                     657
27055                  SHOE ZONE #8417                                                                            109
27066                  SHOE ZONE 8438, INC.                                                                       239
                                                                                            Total          33,341,016

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report




ADDITIONAL DATA                                                      SCHEDULE 4

--------------------------------------------------------------------------------
CASH SUMMARY
                                                                         Amount
                                                                         ------
Total Cash                                                              $ 196.2

--------------------------------------------------------------------------------


                                           ACCOUNTS RECEIVABLE AGING SUMMARY
--------------------------------------------------------------------------------

                                       Athletic    Meldisco
                                       Division    Division     Corporate       Total
                                   ---------------------------------------------------

0 to 30 days old                             -         4.8          0.4           5.2
31 to 60 days old                            -           -          0.1           0.1
61 to 90 days old                            -         0.3          0.1           0.4
91+ days old                               1.8         0.5          0.1           2.4
                                    --------------------------------------------------

Total Accounts Receivable                  1.8         5.6          0.7           8.1
Amount considered uncollectable           (1.2)       (0.3)        (0.1)         (1.6)
                                    --------------------------------------------------

Net Accounts Receivable                    0.6         5.3          0.6           6.5
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                              SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------------

                                       Athletic    Meldisco
                                       Division    Division     Corporate       Total
                                   ---------------------------------------------------
# of days past due
------------------
current                                      -        70.1            -          70.1
0 to 30 days past due                        -         0.9            -           0.9
31 to 60 days past due                       -         0.1            -           0.1
61 to 90 days past due                       -         0.5            -           0.5
91+ days past due                         (1.2)        0.4            -          (0.8)
                                   ---------------------------------------------------

Total Accounts Payable     **             (1.2)       72.0            -          70.8
--------------------------------------------------------------------------------------

** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
January 2005 Monthly Operating Report


ADDITIONAL DATA (CONTINUED)                               SCHEDULE 4 (CONTINUED)


--------------------------------------------------------------------------------------------------
                                                    SUMMARY OF TAXES PAYABLE
--------------------------------------------------------------------------------------------------
                           BEGINNING     AMOUNT                                                ENDING
                              TAX      WITHHELD OR   AMOUNT        DATE       CHECK NO.          TAX
                            LIABILITY    ACCRUED      PAID         PAID         OR EFT        LIABILITY
==========================================================================================================
 Federal
----------------------------------------------------------------------------------------------------------
 Withholding                     1.1        1.1         0.9        various       EFT               1.3
----------------------------------------------------------------------------------------------------------
 FICA-employee & employer        1.3        1.2         1.9        various       EFT               0.6
----------------------------------------------------------------------------------------------------------
 Unemployment                      -          -           -        various       EFT                 -
----------------------------------------------------------------------------------------------------------
 Income                          2.4       (1.1)          -                                        1.3
----------------------------------------------------------------------------------------------------------
 Other:                          2.3          -           -                                        2.3
----------------------------------------------------------------------------------------------------------
    Total Federal Taxes          7.1        1.2         2.8                                        5.5
----------------------------------------------------------------------------------------------------------
 State and Local
----------------------------------------------------------------------------------------------------------
 Withholding                     0.5        0.3         0.4        various       EFT & checks      0.4
----------------------------------------------------------------------------------------------------------
 Sales                          (0.7)         -           -        Jan 15 & 20   EFT & checks     (0.7)
----------------------------------------------------------------------------------------------------------
 Excise                          1.3          -           -                                        1.3
----------------------------------------------------------------------------------------------------------
 Unemployment                    0.2        0.2           -        various       EFT & checks      0.4
----------------------------------------------------------------------------------------------------------
 Real Property                   1.7          -           -        various       EFT & checks      1.7
----------------------------------------------------------------------------------------------------------
 Personal Property               3.2          -           -                                        3.2
----------------------------------------------------------------------------------------------------------
 Income                          1.8          -           -                                        1.8
----------------------------------------------------------------------------------------------------------
    Total State and Local        8.0        0.5         0.4                                        8.1
----------------------------------------------------------------------------------------------------------
 Total Taxes                    15.1        1.7         3.2                 -            -        13.6
----------------------------------------------------------------------------------------------------------

note: the above includes provisions for all tax liabilites, both pre and post-petition.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
January 2005 Monthly Operating Report


Certifications                                                       SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    February 17, 2005                      By:  /s/ Richard L. Robbins
         -----------------                           -----------------------



Title:   Senior V.P. of Financial               Name:    Richard L. Robbins
         Reporting & Controls                            -------------------
         -------------------------